UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 637-3863

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

FDP Series, Inc.                                                       BLACKROCK

ANNUAL REPORT | MAY 31, 2007

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FDP Series, Inc.

Important Tax Information

MFS Research International FDP Fund

The following information is provided with respect to the ordinary income distributions paid by MFS Research International FDP Fund of FDP Series, Inc. during the fiscal year ended May 31, 2007:

================================================================================
Record Date                         August 15, 2006             December 6, 2006
Payable Date                        August 21, 2006             December 8, 2006
================================================================================
Qualified Dividend
Income for Individuals*                     42.59%+                     100.00%+
--------------------------------------------------------------------------------
Foreign Source Income                       34.27%+                      26.11%+
--------------------------------------------------------------------------------
Foreign Taxes Paid Per Share          $   .016308                  $   .004403
--------------------------------------------------------------------------------
Short-Term Capital Gain
Dividends for
Non-U.S. Residents**                        78.05%                      100.00%
--------------------------------------------------------------------------------
* The Fund hereby designates the percentages indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
+ Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $.017207 per share to shareholders of record on December 6, 2006.

Van Kampen Value FDP Fund

The following information is provided with respect to the ordinary income distributions paid by Van Kampen Value FDP Fund of FDP Series, Inc. during the fiscal year ended May 31, 2007:

================================================================================
Record Date                         August 15, 2006             December 6, 2006
Payable Date                        August 21, 2006             December 8, 2006
================================================================================
Qualified Dividend
Income for Individuals                     100.00%                      100.00%
--------------------------------------------------------------------------------
Dividends Qualifying for
the Dividends Received
Deduction for Corporations                  93.36%                      100.00%
--------------------------------------------------------------------------------
Federal Obligation Interest                  4.18%*                       9.43%*
--------------------------------------------------------------------------------
Short-Term Capital Gain
Dividends for
Non-U.S. Residents**                        63.65%                       44.23%
--------------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Franklin Templeton Total Return FDP Fund

The following information is provided with respect to the ordinary income distributions paid by Franklin Templeton Total Return FDP Fund of FDP Series, Inc. for the fiscal year ended May 31, 2007:

================================================================================
Federal Obligation Interest*
================================================================================
Month Paid: June 2006 - May 2007 ......................................   13.37%
--------------------------------------------------------------------------------

================================================================================
Interest-Related Dividends for Non-U.S. Residents**
================================================================================
Month Paid: June 2006 .................................................   90.00%
            July 2006 - December 2006 .................................   89.28%
            January 2007 - May 2007 ...................................   74.89%
--------------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


2               FDP SERIES, INC.                MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                    6-month         12-month
============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                         +10.29%         +22.79%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        + 8.39          +18.92
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +14.08          +26.84
------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                 + 0.69          + 6.66
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      + 0.30          + 4.84
------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    + 6.02          +12.64
------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


                FDP SERIES, INC.                MAY 31, 2007                  3

A Discussion With Your Funds' Portfolio Managers

      FDP Series, Inc. is an open-end investment company that consists of four separate series. We are pleased to present the following commentaries, provided by each Fund's subadviser.

MFS Research International FDP Fund

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, MFS Research International FDP Fund's Institutional, Investor A, Investor B and Investor C Shares had total returns of +24.62%, +24.24%, +23.34% and +23.39%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +26.84%.

Equity markets rose strongly over the 12-month period amid healthy global economic growth, strong corporate profit growth and a favorable liquidity background, which helped to support robust merger-and-acquisition (M&A) activity across the globe.

European equity markets performed well as economic sentiment on the region remained relatively buoyant. Corporate earnings continued to exceed expectations while a wave of private equity and M&A activity further underpinned market performance. Japanese equities rose as export companies continued to benefit from strong U.S. and Asian demand. However, Japan's performance lagged the other major regions as economic data suggested the domestic recovery was taking longer than expected to materialize. Asia-Pacific and emerging markets shares continued to deliver strong returns, with China maintaining healthy double-digit gross domestic product growth and the local stock market benefiting from abundant liquidity as initial placing activity accelerated.

Utilities and materials were the best-performing sectors in the benchmark index over the period, while health care and information technology were the main laggards.

What factors most influenced Fund performance during the period?

Relative to the MSCI EAFE Index, security selection in the financial services and autos & housing sector were the primary performance detractors. Our overweight positions in Japanese financial services companies Shinsei Bank Ltd., Sumitomo Mitsui Financial Group, Inc.* and Mitsubishi UFJ Financial Group hindered the Fund's relative performance. Consumer finance firm Aeon Credit Services Co., Ltd. (Japan) also hurt results. Within the autos & housing sector, our holdings in Japanese tire maker Bridgestone Corp. and positioning in Japan-based car manufacturer Honda Motor Co., Ltd. held back Fund performance relative to the benchmark.

Other individual positions that hurt results included electronics manufacturer Samsung Electronics Co., Ltd. (South Korea),** pharmaceutical firm GlaxoSmithKline Plc (U.K.) and oil and gas refiner Statoil ASA (Norway).

The Fund's cash position also hindered relative performance. The Fund holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Conversely, stock selection in the utilities & communications sector was an important contributor to relative performance. Our investments in the diversified Canada-based communications and media company Rogers Communications, Inc.,** Spanish electric utility company Iberdrola SA* and Norway-based telecommunications company Telenor ASA were among the Fund's top relative performers.

Although the health care sector underperformed the overall benchmark for the period, strong stock selection within the sector boosted the Fund's relative results. Our investments in Swiss biopharmaceutical company Actelion Ltd.** and an overweight position in German health care products maker Bayer AG were among the largest contributors to relative performance.

*     Security was not held in the portfolio at period-end.

**    Security is not a benchmark constituent.


4               FDP SERIES, INC.                MAY 31, 2007

Stocks in other sectors that supported investment results included holdings in several non-benchmark constituent securities. These included our investments in Brazilian banking firm Uniao de Bancos Brasileiros,** South Korea-based steel producer Posco ADS*/** and Mexican television broadcaster Grupo Televisa SA.** Our avoidance of poor-performing BP Amoco (U.K.)* and Mizuho Financial Group (Japan)* also helped.

What changes were made to the portfolio during the period?

We saw strong performance from our off-index positions in emerging markets, which prompted us to take profits and reduce the Fund's exposure to these countries. We believe many of the names we owned now represent fair value.

Also during the period, the benchmark's exposure to Japan was lowered. As a result, our relative underweight position in Japan was reduced, closing the gap somewhat versus the benchmark weighting. Nevertheless, the Fund remains underweight in Japan.

How would you characterize the Fund's position at the close of the period?

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, stock selection is strictly a by-product of where our analysts are finding their best ideas. Having said that, we continue to see positive economic trends in non-U.S. markets. Growth in gross domestic product in both Europe and Asia is trending higher while U.S. economic growth is contracting. Additionally, earnings expectations for non-U.S. markets are expected to be higher than those of the United States. If these trends continue, we believe the portfolio should benefit from our positions in some of the consumer-related sectors.

Jose Luis Garcia
Portfolio Manager

Thomas Melendez
Portfolio Manager

Massachusetts Financial Services Company

Marsico Growth FDP Fund

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, the Institutional, Investor A, Investor B and Investor C Shares of Marsico Growth FDP Fund had total returns of +15.42%, +15.06%, +14.12% and +14.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's primary benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +22.79%.

U.S. equities posted solid gains during the 12-month period, weathering a variety of challenges in the process. Chief among them were interest rate and inflation concerns, housing market weakness and geopolitical worries. But equities seemed to be buoyed by signs of waning inflationary pressures, high levels of merger-and-acquisition activity and global liquidity growth. Large-capitalization equity benchmarks, specifically the S&P 500 and Russell 1000 indexes, had total returns of +22.79% and +22.93%, respectively, for the 12-month period ended May 31, 2007.

From a sector perspective (using GICS classifications for the S&P 500 Index as a reference point), gains were relatively widespread. All 10 sectors in the S&P 500 Index had positive returns. Telecommunication services (+50%), utilities (+36%) and materials (+31%) were the top-performing sectors. Energy (+29%), information technology (+23%), health care (+23%), consumer discretionary (+21%) and financials (+19%) also had solid absolute returns.

At the industry level, similar general strength prevailed, with each industry group posting positive returns. In several areas, these gains were quite robust in nature. The top-performing groups included real estate (+34%), automobiles & components (+28%), software & services (+27%), technology hardware & equipment (+24%), consumer durables & apparel (+24%), and pharmaceuticals, biotechnology & life sciences (23%).


                FDP SERIES, INC.                MAY 31, 2007                  5

What factors most influenced Fund performance during the period?

The Fund underperformed the S&P 500 Index for the reporting period. Stock selection within the energy sector detracted materially from the Fund's performance. Specific individual holdings that impacted performance included Peabody Energy Corp. (-33% prior to being sold), whose principal activity is coal mining, and Halliburton Co. (-24% prior to being sold), an oil equipment and services provider. The Fund's underweight posture in energy also hurt performance, as it was among the stronger-performing sectors in the benchmark index.

Stock selection and positioning in the health care sector, which has been a major area of emphasis for the Fund for an extended period of time, also were significant negatives in terms of Fund performance for the fiscal period. In the pharmaceuticals, biotechnology & life sciences industry, the Fund's holdings had a collective return of -2% for the 12-month period. These positions included Merck & Co. (-4% prior to being sold) and Genentech, Inc. (-4%). These results compared quite unfavorably to the benchmark index's industry group return of +23%.

There were several areas of strength for the Fund during the reporting period. Positions in diversified financials company Goldman Sachs Group (+52%), health services provider UnitedHealth Group (+25%) and Latin American mobile communications provider America Movil (+85%) contributed positively to performance during the reporting period. Consumer discretionary holdings such as MGM Mirage (+92%) and Comcast Corp. (+28%) also aided performance results.

What changes were made to the portfolio during the period?

During the reporting period, the portfolio's average sector allocations emphasized the consumer discretionary, financials, industrials and health care sectors. On average, the energy, information technology and utilities sectors were significantly underweighted relative to the portfolio's primary benchmark, the S&P 500 Index. Sector weightings are primarily a residual of our stock selection process.

How would you characterize the Fund's position at the close of the period?

As of May 31, 2007, the portfolio's most significant economic sector allocations were in consumer discretionary, financials, industrials and health care. Conversely, the portfolio ended the period with little exposure to utilities.

Thomas F. Marsico
Portfolio Manager

Marsico Capital Management, LLC


6               FDP SERIES, INC.                MAY 31, 2007

Van Kampen Value FDP Fund

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, the Institutional, Investor A, Investor B and Investor C Shares of Van Kampen Value FDP Fund had total returns of +20.95%, +20.65%, +19.67% and +19.67%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmarks, the Russell 1000 Value Index and the Standard & Poor's 500 (S&P 500) Index, posted respective returns of +25.58% and +22.79%, respectively.

Relative to the Russell 1000 Value Index, the Fund underperformed mainly as a result of three areas: health care, utilities and energy. The Fund's longstanding overweight in the health care sector (composed largely of pharmaceuticals stocks) detracted from results as the sector was hit hard in the fourth quarter of 2006 by expectations that the new Democratic majority in Congress would pursue legislation unfavorable to the industry. Although the stocks had begun to recover year-to-date through May 2007, the gains did not sufficiently offset the declines of the fourth quarter. A lack of exposure to the utilities and energy sectors was another source of weakness over this period. The Fund has maintained considerable underweights in these sectors for the past few years; the expensive valuations of many utilities and energy stocks have provided few opportunities to invest the Fund in what we consider to be attractively valued stocks.

However, the Fund achieved positive results relative to the Russell 1000 Value Index in other areas. In the financials sector, our stock selection and resultant underweight helped the Fund avoid those stocks exposed to the inverted yield curve (which causes profit margins to contract for banks) and the subprime mortgage market woes (which dragged down banks and other consumer finance companies). The consumer discretionary sector, in which the Fund holds a number of media stocks, also contributed positively. After struggling for many years in a slumping industry environment, several of the Fund's media holdings performed very well in the past year.

Relative to the S&P 500 Index, positive attribution came from the Fund's investments in the consumer discretionary sector (primarily media stocks), stock selection and the resulting underweight position in the technology sector (the S&P 500 Index's weakest-performing sector for the year), and stock selection in the consumer staples sector (primarily due to a food stock and a diversified consumer goods stock). The sectors that hampered performance relative to the S&P 500 Index were utilities and energy, in which the Fund had relatively less exposure.

What changes were made to the portfolio during the period?

During the period, we did not make any major changes to the Fund's long-term positioning, although we did trim (and in one case eliminate) selected positions in the telecommunication services sector based on company-specific fundamental and valuation factors.

How would you characterize the Fund's position at the close of the period?

Investors have continued to favor cyclical stocks (those stocks whose performance is highly correlated to the economic cycle) -- and in particular, energy stocks -- for what seems like a protracted period. However, the expensive valuations in these areas of the market indicate to us that investors have continued to overlook the considerable downside of these stocks in a decelerating economic environment. Rather than chase such short-term, unsustainable performance, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. As a result, all sector weights are built from the bottom up, driven by the valuation opportunities presented by individual companies and not by economic or market forecasts. On that basis, the Fund has remained in a "defensive" posture for some time -- that is, having greater exposure to those companies whose earnings growth does not depend on the economic cycle, including notable weights in health care, consumer discretionary and consumer staples stocks. The utilities, energy and other cyclical sectors (such as materials and industrials) continued to be underweight relative to the Russell 1000 Value Index.

B. Robert Baker, Jr.
Portfolio Manager

Jason S. Leder
Portfolio Manager

Kevin C. Holt
Portfolio Manager

Van Kampen Asset Management


                FDP SERIES, INC.                MAY 31, 2007                  7

A Discussion With Your Funds' Portfolio Managers (concluded)

Franklin Templeton Total Return FDP Fund

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, the Institutional, Investor A, Investor B and Investor C Shares of Franklin Templeton Total Return FDP Fund had total returns of +6.97%, +6.71%, +6.15% and +6.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmark, the Lehman Brothers Universal Index, returned +7.24%. Going forward, the Fund will benchmark to the Lehman Brothers Aggregate Bond Index, a more widely accepted benchmark for a fund of this type. This index returned +6.66% for the 12-month period ended May 31, 2007.

U.S. economic growth slowed somewhat over the 12 months ended May 31, 2007. Overall, several factors contributed to the rate of real growth. A tight labor market and higher personal incomes helped support consumer spending. Although a slowing housing market and moderating profit growth dampened economic expansion, consumer spending for durable goods as well as state and local government spending contributed to growth in the first quarter of 2007.

Oil prices were volatile and reached a record high in July 2006 before moderating somewhat. Headline (or overall) inflation and core inflation (which excludes food and energy costs) experienced some upward pressure. In April 2007, the headline Consumer Price Index (CPI) reported a 12-month rise of 2.6%, while core CPI increased 2.3%, according to data from the Bureau of Labor Statistics.

The Federal Reserve Board (the Fed) raised the federal funds target rate to 5.25% in June 2006 and kept the rate steady through the end of the reporting period. In March 2007, the Fed changed its stance and appeared to drop its long-held tightening bias, but indicated that core inflation was somewhat elevated and remained a key concern. Nevertheless, the markets continued to expect that the Fed would lower its target rate, although the exact timing was still uncertain at period-end.

The 10-year Treasury note yield fell from 5.11% at the beginning of the period to 4.75% on May 31, 2007. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

What factors most influenced Fund performance?

During the year under review, the Fund's non-U.S.-dollar investments continued to provide strong relative returns, as many foreign currencies appreciated versus the U.S. dollar. In addition, the Fund's sector and coupon allocations relative to the benchmark also contributed positively to Fund returns.

There were no major detractors from Fund performance that we could identify.

What changes were made to the portfolio during the period?

As we looked for new opportunities, our major investment sectors did not change dramatically over the past 12 months. We invested in a diversified portfolio of fixed income securities and continued to find value in international markets. We looked to peripheral (non-euro) European and non-Japan Asian debt to attempt to benefit from a potential continued decline in the value of the U.S. dollar. However, we also searched through more traditional non-dollar sectors, such as Japan, as we found many related securities offering what we considered attractive fundamentals.


8               FDP SERIES, INC.                MAY 31, 2007

How would you characterize the Fund's position at the close of the period?

Our analysis leads us to believe that the U.S. economy should continue to expand during the remainder of 2007, though headwinds such as a slumping housing market could dampen growth. We believe that corporate credit default rates may remain subdued in the near term. However, risk premiums (the additional yield offered to investors to assume higher credit risk) remained narrow for a broad range of fixed income asset classes. In this environment, we sought what we considered to be more defensive positions within the corporate bond sector. Following our multi-sector strategy, we compared Treasuries at each part of the yield curve with agency debentures, agency mortgages, asset-backed securities and commercial mortgage backed securities (CMBS). Among these higher-quality asset classes, we felt we were finding some of our best opportunities in CMBS. We believe there was a strong case for mortgage-related securities as a core holding across cycles, largely due to their income-generating characteristics and historically lower volatility than many comparable credit-quality assets.

We thank you for your investment in Franklin Templeton Total Return FDP Fund, and we look forward to updating you in our next report to shareholders.

Roger A. Bayston, CFA
Portfolio Manager

Franklin Advisers, Inc.


                 FDP SERIES, INC.                MAY 31, 2007                  9

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

Shares are only available for purchase through the FDP Service. The Fund has multiple classes of shares:

For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

For Franklin Templeton Total Return FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


10               FDP SERIES, INC.                MAY 31, 2007

Recent Performance Results

                                                                      6-Month          12-Month      Since Inception    Standardized
As of May 31, 2007                                                  Total Return     Total Return     Total Return      30-Day Yield
MFS Research International FDP Fund Institutional Shares*              +12.14%          +24.62%           +52.16%             --
MFS Research International FDP Fund Investor A Shares*                 +11.95           +24.24            +51.45              --
MFS Research International FDP Fund Investor B Shares*                 +11.58           +23.34            +49.36              --
MFS Research International FDP Fund Investor C Shares*                 +11.64           +23.39            +49.42              --
MSCI Europe, Australasia and Far East Index**                          +14.08           +26.84            +57.56              --
Marsico Growth FDP Fund Institutional Shares*                          + 8.71           +15.42            +23.50              --
Marsico Growth FDP Fund Investor A Shares*                             + 8.66           +15.06            +23.00              --
Marsico Growth FDP Fund Investor B Shares*                             + 8.12           +14.12            +21.20              --
Marsico Growth FDP Fund Investor C Shares*                             + 8.21           +14.22            +21.30              --
S&P 500(R) Index***                                                    +10.29           +22.79            +28.20              --
Van Kampen Value FDP Fund Institutional Shares*                        +11.25           +20.95            +27.67              --
Van Kampen Value FDP Fund Investor A Shares*                           +11.14           +20.65            +27.16              --
Van Kampen Value FDP Fund Investor B Shares*                           +10.63           +19.67            +25.36              --
Van Kampen Value FDP Fund Investor C Shares*                           +10.69           +19.67            +25.40              --
S&P 500 Index***                                                       +10.29           +22.79            +28.20              --
Russell 1000(R) Value Index+                                           +11.21           +25.58            +35.79              --
Franklin Templeton Total Return FDP Fund Institutional Shares*         + 1.02           + 6.97            + 6.39            4.35%
Franklin Templeton Total Return FDP Fund Investor A Shares*            + 0.89           + 6.71            + 5.90            3.94
Franklin Templeton Total Return FDP Fund Investor B Shares*            + 0.63           + 6.15            + 4.89            3.58
Franklin Templeton Total Return FDP Fund Investor C Shares*            + 0.60           + 6.10            + 4.79            3.54
Lehman Brothers Aggregate Bond Index++                                 + 0.69           + 6.66            + 6.52              --
Lehman Brothers U.S. Universal Index+++                                + 1.09           + 7.24            + 7.57              --

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date for MFS Research International FDP Fund, the Marsico Growth FDP Fund and the Van Kampen Value FDP Fund. Cumulative total investment returns are based on changes in net asset values for the periods shown and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for Franklin Templeton Total Return FDP Fund. The Funds commenced operations on 7/27/05.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 7/27/05.
*** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 7/27/05.
+ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Since inception total return is from 7/27/05.
++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 7/27/05.
+++ This unmanaged broad-based Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Since inception total return is from 7/27/05.

      S&P 500 is a trademark of the McGraw-Hill Companies.

      Russell 1000 is a registered trademark of the Frank Russell Company.


                FDP SERIES, INC.                MAY 31, 2007                  11

Performance Data (continued)                 MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from July 27, 2005 to May 2007.


                                                                                                                        MSCI Europe,
                        Institutional              Investor A              Investor B           Investor C           Australasia and
                             Shares*+                Shares*+                Shares*+             Shares*+          Far East Index++
7/27/05**                     $10,000                  $9,475                 $10,000              $10,000                   $10,000
5/06                          $12,210                 $11,550                 $12,110              $12,110                   $12,422
5/07                          $15,216                 $14,350                 $14,536              $14,942                   $15,756

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                                +24.62%
--------------------------------------------------------------------------------
Inception (7/27/05) through 5/31/07                                   +25.57
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                       +23.34%                  +18.84%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +24.31                   +22.49
--------------------------------------------------------------------------------

                                          Return Without            Return With
                                           Sales Charge            Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                       +24.24%                  +17.72%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +25.25                   +21.64
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 5/31/07                       +23.39%                  +22.39%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +24.34                   +24.34
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


12               FDP SERIES, INC.                MAY 31, 2007

Performance Data (continued)                             Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the S&P 500(R) Index. Values are from July 27, 2005 to May 2007.

                        Institutional               Investor A              Investor B             Investor C             S&P 500(R)
                             Shares*+                 Shares*+                Shares*+               Shares*+                Index++
7/27/05**                     $10,000                   $9,475                 $10,000                $10,000                $10,000
5/06                          $10,700                  $10,129                 $10,620                $10,620                $10,440
5/07                          $12,350                  $11,654                 $11,720                $12,130                $12,820

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
++ This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.

        Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                                +15.42%
--------------------------------------------------------------------------------
Inception (7/27/05) through 5/31/07                                   +12.13
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                       +14.12%                  + 9.62%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +10.99                   + 8.99
--------------------------------------------------------------------------------

                                          Return Without            Return With
                                           Sales Charge            Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                       +15.06%                  + 9.02%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +11.88                   + 8.66
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 5/31/07                       +14.22%                  +13.22%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +11.04                   +11.04
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


                FDP SERIES, INC.                MAY 31, 2007                  13

Performance Data (continued)                           Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from July 27, 2005 to May 2007.


                                                                                                                             Russell
                             Institutional           Investor A              Investor B           Investor C              1000 Value
                                  Shares*+             Shares*+                Shares*+             Shares*+                   Index
7/27/05**                          $10,000               $9,475                 $10,000              $10,000                 $10,000
5/06                               $10,556               $9,986                 $10,476              $10,478                 $10,813
5/07                               $12,767              $12,048                 $12,136              $12,540                 $13,579

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                                +20.95%
--------------------------------------------------------------------------------
Inception (7/27/05) through 5/31/07                                   +14.17
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                       +19.67%                  +15.17%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +13.04                   +11.07
--------------------------------------------------------------------------------

                                          Return Without            Return With
                                           Sales Charge            Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                       +20.65%                  +14.32%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +13.92                   +10.63
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 5/31/07                       +19.67%                  +18.67%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +13.06                   +13.06
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


14               FDP SERIES, INC.                MAY 31, 2007

Performance Data (concluded)            Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the Lehman Brothers U.S. Universal Index. Values are from July 27, 2005 to May 2007.


                                                                                                        Lehman                Lehman
                                                                                                      Brothers              Brothers
                  Institutional          Investor A          Investor B          Investor C          Aggregate        U.S. Universal
                       Shares*+            Shares*+            Shares*+            Shares*+            Index++              Index+++
7/27/05**               $10,000              $9,600             $10,000             $10,000            $10,000               $10,000
5/06                     $9,945              $9,528              $9,881              $9,877             $9,987               $10,031
5/07                    $10,639             $10,166             $10,094             $10,479            $10,652               $10,757

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 85% of its assets in investment grade debt securities.
++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 7/27/05.
+++ This unmanaged broad-based Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                                +6.97%
--------------------------------------------------------------------------------
Inception (7/27/05) through 5/31/07                                   +3.41
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                       +6.15%                   +2.15%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +2.62                    +0.51
--------------------------------------------------------------------------------

                                          Return Without            Return With
                                           Sales Charge            Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                       +6.71%                   +2.44%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +3.16                    +0.90
--------------------------------------------------------------------------------

                                             Return                    Return
                                           Without CDSC             With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 5/31/07                       +6.10%                   +5.10%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 5/31/07                              +2.57                    +2.57
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 4%.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


                FDP SERIES, INC.                MAY 31, 2007                  15

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                                                Expenses Paid
                         Beginning            Ending          During the Period*
                       Account Value        Account Value      December 1, 2006
                      December 1, 2006      May 31, 2007       to May 31, 2007
================================================================================
Actual
================================================================================
Institutional              $1,000             $1,119.50           $    7.03
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,121.40           $    8.36
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,115.80           $   12.45
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,116.40           $   12.40
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional              $1,000             $1,018.27           $    6.69
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,017.02           $    7.95
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,013.13           $   11.84
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,013.18           $   11.80
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Institutional, 1.58% for Investor A, 2.36% for Investor B and 2.35% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


16               FDP SERIES, INC.                MAY 31, 2007

Marsico Growth FDP Fund

                                                                Expenses Paid
                         Beginning            Ending          During the Period*
                       Account Value        Account Value      December 1, 2006
                      December 1, 2006      May 31, 2007       to May 31, 2007
================================================================================
Actual
================================================================================
Institutional              $1,000             $1,087.10           $    6.09
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,086.60           $    7.39
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,081.20           $   11.42
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,082.10           $   11.37
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional              $1,000             $1,019.07           $    5.89
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,017.82           $    7.14
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,013.93           $   11.05
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,013.98           $   11.00
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Institutional, 1.42% for Investor A, 2.20% for Investor B and 2.19% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Van Kampen Value FDP Fund

                                                                Expenses Paid
                         Beginning            Ending          During the Period*
                       Account Value        Account Value      December 1, 2006
                      December 1, 2006      May 31, 2007       to May 31, 2007
================================================================================
Actual
================================================================================
Institutional              $1,000             $1,112.50           $    5.64
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,111.40           $    6.95
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,106.30           $   11.03
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,106.90           $   10.98
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional              $1,000             $1,019.56           $    5.39
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,018.32           $    6.64
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,014.43           $   10.55
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,014.48           $   10.50
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Institutional, 1.32% for Investor A, 2.10% for Investor B and 2.09% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


                FDP SERIES, INC.                MAY 31, 2007                  17

Disclosure of Expenses (concluded)

Franklin Templeton Total Return FDP Fund

                                                                Expenses Paid
                         Beginning            Ending          During the Period*
                       Account Value        Account Value      December 1, 2006
                      December 1, 2006      May 31, 2007       to May 31, 2007
================================================================================
Actual
================================================================================
Institutional              $1,000             $1,010.20           $    3.96
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,008.90           $    5.21
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,006.30           $    7.90
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,006.00           $    8.10
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional              $1,000             $1,020.96           $    3.98
--------------------------------------------------------------------------------
Investor A                 $1,000             $1,019.71           $    5.24
--------------------------------------------------------------------------------
Investor B                 $1,000             $1,017.02           $    7.95
--------------------------------------------------------------------------------
Investor C                 $1,000             $1,016.82           $    8.15
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.79% for Institutional, 1.04% for Investor A, 1.58% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


18               FDP SERIES, INC.                MAY 31, 2007

Portfolio Information as of May 31, 2007

Geographic Allocation

                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
United Kingdom ..........................................                  21.1%
Japan ...................................................                  15.5
Germany .................................................                  13.6
France ..................................................                  11.9
Switzerland .............................................                   9.7
Italy ...................................................                   3.9
Netherlands .............................................                   2.6
South Korea .............................................                   2.1
Norway ..................................................                   2.0
Brazil ..................................................                   1.7
Australia ...............................................                   1.7
Spain ...................................................                   1.4
Hong Kong ...............................................                   1.2
Ireland .................................................                   1.1
India ...................................................                   1.1
Belgium .................................................                   1.0
Greece ..................................................                   0.8
Mexico ..................................................                   0.8
Austria .................................................                   0.7
Canada ..................................................                   0.6
Thailand ................................................                   0.6
Russia ..................................................                   0.6
Israel ..................................................                   0.5
Philippines .............................................                   0.5
Singapore ...............................................                   0.5
Turkey ..................................................                   0.4
South Africa ............................................                   0.3
Taiwan ..................................................                   0.0
Other* ..................................................                   2.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Ten Largest Holdings

                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
HSBC Holdings Plc .......................................                   3.1%
E.ON AG .................................................                   2.4
Royal Dutch Shell Plc ...................................                   2.4
BHP Billiton Plc ........................................                   2.3
Nestle SA Registered Shares .............................                   2.2
Total SA ................................................                   2.1
Linde AG ................................................                   2.1
UBS AG ..................................................                   2.0
Credit Agricole SA ......................................                   2.0
WPP Group Plc ...........................................                   1.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
UnitedHealth Group, Inc. ................................                   6.0%
The Goldman Sachs Group, Inc. ...........................                   3.5
Schlumberger Ltd. .......................................                   3.3
Genentech, Inc. .........................................                   3.2
UBS AG ..................................................                   3.0
Comcast Corp. Class A ...................................                   3.0
Las Vegas Sands Corp. ...................................                   2.9
Burlington Northern Santa Fe Corp. ......................                   2.8
McDonald's Corp. ........................................                   2.8
MGM Mirage ..............................................                   2.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc. .........................................                   4.0%
The Coca-Cola Co. .......................................                   3.2
International Paper Co. .................................                   3.0
Bristol-Myers Squibb Co. ................................                   3.0
Bank of America Corp. ...................................                   2.9
Wyeth ...................................................                   2.8
Verizon Communications, Inc. ............................                   2.7
Comcast Corp. Class A ...................................                   2.5
Wal-Mart Stores, Inc. ...................................                   2.5
Viacom, Inc. Class B ....................................                   2.4
--------------------------------------------------------------------------------


                FDP SERIES, INC.                MAY 31, 2007                  19

Portfolio Information as of May 31, 2007 (concluded)

Sector Representation

                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
Financials ..............................................                  29.3%
Consumer Discretionary ..................................                  12.0
Materials and Processing ................................                  10.6
Information Technology ..................................                  10.5
Energy ..................................................                   8.0
Industrials .............................................                   7.9
Consumer Staples ........................................                   6.8
Telecommunication Services ..............................                   5.3
Utilities ...............................................                   4.4
Auto and Transportation .................................                   2.5
Health Care .............................................                   0.6
Other* ..................................................                   2.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                        Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary ..................................                  19.9%
Financials ..............................................                  15.2
Industrials .............................................                  14.4
Health Care .............................................                  13.3
Information Technology ..................................                   9.7
Telecommunication Services ..............................                   6.2
Materials and Processing ................................                   5.8
Consumer Staples ........................................                   5.8
Energy ..................................................                   3.8
Other* ..................................................                   5.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                      Total Investments
--------------------------------------------------------------------------------
Financials ..............................................                  22.8%
Health Care .............................................                  19.0
Consumer Staples ........................................                  17.0
Consumer Discretionary ..................................                  12.2
Materials and Processing ................................                   7.7
Information Technology ..................................                   7.2
Telecommunication Services ..............................                   4.2
Industrials .............................................                   1.8
Other* ..................................................                   8.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

Five Largest Industries

                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks ........................................                  22.0%
Oil, Gas & Consumable Fuels .............................                   7.7
Chemicals ...............................................                   6.0
Pharmaceuticals .........................................                   5.0
Capital Markets .........................................                   3.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure ...........................                  11.8%
Capital Markets .........................................                   8.4
Aerospace & Defense .....................................                   7.1
Health Care Providers & Services ........................                   6.0
Biotechnology ...........................................                   5.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals .........................................                  16.7%
Media ...................................................                  10.1
Diversified Financial Services ..........................                   8.5
Insurance ...............................................                   5.9
Food Products ...........................................                   5.5
--------------------------------------------------------------------------------

Quality Ratings by S&P/Moody's

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                  65.3%
AA/Aa ...................................................                   2.5
A/A .....................................................                   3.9
BBB/Baa .................................................                   3.8
BB/Ba ...................................................                   1.0
B/B .....................................................                   1.8
CCC/Caa .................................................                   0.1
NR (Not Rated) ..........................................                   8.9
Other* ..................................................                  12.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Asset Mix

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
Government Agency Mortgage-Backed
Securities ..............................................                  29.4%
Government & Agency Obligations .........................                  19.1
Corporate Bonds .........................................                  11.2
Asset-Backed Securities .................................                  11.0
Non-Government Agency Mortgage-Backed
Securities ..............................................                   9.0
Foreign Government Obligations ..........................                   6.7
Preferred Securities ....................................                   1.0
Other* ..................................................                  12.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


20               FDP SERIES, INC.                MAY 31, 2007

Schedule of Investments as of May 31, 2007
                           MFS Research International FDP Fund (in U.S. dollars)

                                                     Shares
         Industry          Common Stocks               Held             Value
================================================================================
Australia -- 1.7%
         Capital Markets -- 0.3%
         Macquarie Bank Ltd.                          7,181         $    520,888
         -----------------------------------------------------------------------
         Diversified Financial
         Services -- 1.2%
         Suncorp-Metway Ltd.                        120,200            2,106,083
         -----------------------------------------------------------------------
         Textiles, Apparel & Luxury
         Goods -- 0.2%
         Billabong International Ltd.                18,140              278,035
         -----------------------------------------------------------------------
         Total Common Stocks in Australia                              2,905,006
================================================================================
Austria -- 0.8%
         Commercial Banks -- 0.8%
         Erste Bank der Oesterreichischen
         Sparkassen AG                               16,898            1,325,574
         -----------------------------------------------------------------------
         Total Common Stocks in Austria                                1,325,574
================================================================================
Belgium -- 1.0%
         Chemicals -- 1.0%
         Umicore SA                                   8,470            1,807,763
         -----------------------------------------------------------------------
         Total Common Stocks in Belgium                                1,807,763
================================================================================
Brazil -- 1.7%
         Commercial Banks -- 1.0%
         Uniao de Bancos Brasileiros SA (a)          15,870            1,782,360
         -----------------------------------------------------------------------
         Consumer Finance -- 0.2%
         CSU Cardsystem SA (b)                       56,510              345,649
         -----------------------------------------------------------------------
         Electric Utilities -- 0.1%
         Equatorial Energia SA                       19,230              195,603
         -----------------------------------------------------------------------
         Internet Software &
         Services -- 0.2%
         Universo Online SA (b)                      60,900              393,108
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 0.2%
         Petroleo Brasileiro SA (a)                   3,240              350,438
         -----------------------------------------------------------------------
         Total Common Stocks in Brazil                                 3,067,158
================================================================================
Canada -- 0.6%
         Diversified Telecommunication
         Services -- 0.3%
         TELUS Corp.                                  9,290              565,339
         -----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 0.3%
         Rogers Communications, Inc. Class B         12,270              508,764
         -----------------------------------------------------------------------
         Total Common Stocks in Canada                                 1,074,103
================================================================================
France -- 12.1%
         Beverages -- 0.5%
         Pernod-Ricard SA                             4,080              896,437
         -----------------------------------------------------------------------
         Commercial Banks -- 3.5%
         BNP Paribas SA                              21,918            2,659,569
         Credit Agricole SA                          84,913            3,505,336
                                                                    ------------
                                                                       6,164,905
         -----------------------------------------------------------------------
         Electrical Equipment -- 1.6%
         Schneider Electric SA                       19,501            2,815,245
         -----------------------------------------------------------------------
         Gas Utilities -- 0.5%
         Gaz de France SA                            15,850              795,923
         -----------------------------------------------------------------------
         Insurance -- 1.9%
         AXA SA                                      74,470            3,255,601
         -----------------------------------------------------------------------
         Multi-Utilities -- 0.6%
         Suez SA                                     16,930              973,853
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 2.1%
         Total SA                                    49,190            3,706,508
         -----------------------------------------------------------------------
         Textiles, Apparel & Luxury
         Goods -- 1.4%
         LVMH Moet Hennessy Louis Vuitton SA         20,850            2,460,962
         -----------------------------------------------------------------------
         Total Common Stocks in France                                21,069,434
================================================================================
Germany -- 13.7%
         Auto Components -- 0.9%
         Continental AG                              11,284            1,595,906
         -----------------------------------------------------------------------
         Automobiles -- 1.2%
         Bayerische Motoren Werke AG                 31,740            2,125,567
         -----------------------------------------------------------------------
         Chemicals -- 3.5%
         Bayer AG                                    33,640            2,421,189
         Linde AG                                    32,560            3,597,771
                                                                    ------------
                                                                       6,018,960
         -----------------------------------------------------------------------
         Commercial Banks -- 0.7%
         Deutsche Postbank AG                        13,030            1,162,582
         -----------------------------------------------------------------------
         Electric Utilities -- 2.4%
         E.ON AG                                     25,760            4,234,929
         -----------------------------------------------------------------------
         Industrial Conglomerates -- 1.7%
         Siemens AG                                  22,670            2,987,526
         -----------------------------------------------------------------------
         Machinery -- 0.7%
         MG Technologies AG (b)                      38,860            1,253,346
         -----------------------------------------------------------------------
         Software -- 1.0%
         SAP AG                                      36,940            1,767,994
         -----------------------------------------------------------------------
         Textiles, Apparel & Luxury
         Goods -- 1.6%
         Adidas-Salomon AG                           45,120            2,880,142
         -----------------------------------------------------------------------
         Total Common Stocks in Germany                               24,026,952
================================================================================
Greece -- 0.8%
         Commercial Banks -- 0.4%
         Bank of Cyprus Public Co. Ltd.              42,450              740,258
         -----------------------------------------------------------------------
         Diversified Telecommunication
         Services -- 0.4%
         Hellenic Telecommunications
         Organization SA (b)                         23,780              758,334
         -----------------------------------------------------------------------
         Total Common Stocks in Greece                                 1,498,592
================================================================================
Hong Kong -- 1.2%
         Commercial Banks -- 0.7%
         BOC Hong Kong Holdings Ltd.                546,500            1,300,382
         -----------------------------------------------------------------------
         Distributors -- 0.5%
         Li & Fung Ltd.                             269,800              905,271
         -----------------------------------------------------------------------
         Total Common Stocks in Hong Kong                              2,205,653
================================================================================
India -- 1.0%
         IT Services -- 0.2%
         HCL Technologies Ltd.                       49,710              421,442
         -----------------------------------------------------------------------
         Metals & Mining -- 0.8%
         Steel Authority Of India                   418,649            1,446,533
         -----------------------------------------------------------------------
         Total Common Stocks in India                                  1,867,975
================================================================================


                FDP SERIES, INC.                MAY 31, 2007                  21

                           MFS Research International FDP Fund (in U.S. dollars)

                                                     Shares
         Industry          Common Stocks               Held             Value
================================================================================
Ireland -- 1.1%
         Construction Materials -- 1.1%
         CRH Plc                                     40,550         $  1,969,691
         -----------------------------------------------------------------------
         Total Common Stocks in Ireland                                1,969,691
================================================================================
Israel -- 0.5%
         Chemicals -- 0.5%
         Makhteshim-Agan Industries Ltd.            130,630              949,920
         -----------------------------------------------------------------------
         Total Common Stocks in Israel                                   949,920
================================================================================
Italy -- 4.0%
         Aerospace & Defense -- 0.9%
         Finmeccanica SpA                            50,830            1,599,060
         -----------------------------------------------------------------------
         Commercial Banks -- 2.7%
         UniCredito Italiano SpA                    271,860            2,552,197
         Unione Di Banche Italiane SPCA              71,594            2,052,864
                                                                    ------------
                                                                       4,605,061
         -----------------------------------------------------------------------
         Energy Equipment &
         Services -- 0.4%
         Saipem SpA                                  23,500              734,543
         -----------------------------------------------------------------------
         Total Common Stocks in Italy                                  6,938,664
================================================================================
Japan -- 15.9%
         Auto Components -- 1.7%
         Bridgestone Corp.                          148,500            2,904,108
         -----------------------------------------------------------------------
         Automobiles -- 1.4%
         Honda Motor Co., Ltd.                       69,100            2,430,140
         -----------------------------------------------------------------------
         Capital Markets -- 1.3%
         Nomura Holdings, Inc.                      110,500            2,260,846
         -----------------------------------------------------------------------
         Commercial Banks -- 2.5%
         Mitsubishi UFJ Financial Group, Inc.            69              793,755
         Sapporo Hokuyo Holdings, Inc.                   66              688,743
         Shinsei Bank Ltd.                           80,000              351,027
         Sumitomo Mitsui Financial Group, Inc.          255            2,472,473
                                                                    ------------
                                                                       4,305,998
         -----------------------------------------------------------------------
         Consumer Finance -- 0.9%
         Aeon Credit Service Co., Ltd.               84,100            1,513,385
         -----------------------------------------------------------------------
         Electric Utilities -- 0.4%
         Tohoku Electric Power Co., Inc.             32,700              757,716
         -----------------------------------------------------------------------
         Electronic Equipment &
         Instruments -- 1.2%
         Nippon Electric Glass Co.                   52,000              830,205
         Omron Corp.                                 46,700            1,197,239
                                                                    ------------
                                                                       2,027,444
         -----------------------------------------------------------------------
         Food & Staples Retailing -- 0.5%
         Lawson, Inc.                                26,200              934,330
         -----------------------------------------------------------------------
         Gas Utilities -- 0.4%
         Tokyo Gas Co., Ltd.                        154,000              759,244
         -----------------------------------------------------------------------
         Household Durables -- 0.4%
         Funai Electric Co., Ltd.                    11,000              705,916
         -----------------------------------------------------------------------
         Household Products -- 1.0%
         Kao Corp.                                   60,000            1,661,463
         -----------------------------------------------------------------------
         Machinery -- 0.9%
         Fanuc Ltd.                                  15,800            1,508,595
         -----------------------------------------------------------------------
         Media -- 0.0%
         Nippon Television Network Corp.                 30                4,223
         -----------------------------------------------------------------------
         Office Electronics -- 0.6%
         Konica Minolta Holdings, Inc.               81,000            1,101,520
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 0.3%
         Inpex Holdings, Inc.                            50              439,606
         -----------------------------------------------------------------------
         Pharmaceuticals -- 0.7%
         Astellas Pharma, Inc.                       27,500            1,217,954
         -----------------------------------------------------------------------
         Specialty Retail -- 0.5%
         Fast Retailing Co., Ltd.                    10,400              805,850
         -----------------------------------------------------------------------
         Trading Companies &
         Distributors -- 1.2%
         Mitsubishi Corp.                            62,700            1,527,572
         Mitsui & Co., Ltd.                          27,000              532,457
                                                                    ------------
                                                                       2,060,029
         -----------------------------------------------------------------------
         Total Common Stocks in Japan                                 27,398,367
================================================================================
Mexico -- 0.8%
         Beverages -- 0.1%
         Grupo Modelo SA                             37,980              209,713
         -----------------------------------------------------------------------
         Household Products -- 0.2%
         Kimberly-Clark de Mexico, SA de CV          73,240              311,182
         -----------------------------------------------------------------------
         Media -- 0.2%
         Grupo Televisa, SA (a)                      14,940              429,973
         -----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 0.3%
         America Movil, SA de CV (a)                  7,250              438,988
         -----------------------------------------------------------------------
         Total Common Stocks in Mexico                                 1,389,856
================================================================================
Netherlands -- 2.6%
         Beverages -- 1.2%
         Heineken NV                                 34,630            2,017,625
         -----------------------------------------------------------------------
         Household Durables -- 1.4%
         Koninklijke Philips Electronics NV          59,670            2,537,133
         -----------------------------------------------------------------------
         Semiconductors & Semiconductor
         Equipment -- 0.0%
         ASML Holding NV (b)                          1,060               27,456
         -----------------------------------------------------------------------
         Total Common Stocks in the Netherlands                        4,582,214
================================================================================
Norway -- 2.0%
         Diversified Telecommunication
         Services -- 0.8%
         Telenor ASA                                 73,340            1,425,784
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 1.2%
         Statoil ASA                                 78,450            2,142,981
         -----------------------------------------------------------------------
         Total Common Stocks in Norway                                 3,568,765
================================================================================
Philippines -- 0.5%
         Wireless Telecommunication
         Services -- 0.5%
         Philippine Long Distance Telephone          15,680              865,653
         -----------------------------------------------------------------------
         Total Common Stocks in the Philippines                          865,653
================================================================================


22               FDP SERIES, INC.                MAY 31, 2007

                           MFS Research International FDP Fund (in U.S. dollars)

                                                     Shares
         Industry          Common Stocks               Held             Value
================================================================================
Russia -- 0.6%
         Metals & Mining -- 0.1%
         OAO TMK (a)(b)(c)                            5,920         $    214,600
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 0.5%
         OAO Gazprom (a)                             21,770              794,605
         -----------------------------------------------------------------------
         Total Common Stocks in Russia                                 1,009,205
================================================================================
Singapore -- 0.5%
         Electronic Equipment &
         Instruments -- 0.5%
         Venture Corp. Ltd.                          84,000              838,140
         -----------------------------------------------------------------------
         Total Common Stocks in Singapore                                838,140
================================================================================
South Africa -- 0.3%
         Oil, Gas & Consumable
         Fuels -- 0.3%
         Sasol Ltd.                                  15,260              550,946
         -----------------------------------------------------------------------
         Total Common Stocks in South Africa                             550,946
================================================================================
South Korea -- 2.2%
         Commercial Banks -- 0.8%
         Hana Financial Group, Inc.                  26,410            1,337,864
         -----------------------------------------------------------------------
         Food Products -- 0.3%
         Nong Shim Co., Ltd.                          1,585              442,461
         -----------------------------------------------------------------------
         Semiconductors & Semiconductor
         Equipment -- 1.1%
         Samsung Electronics Co., Ltd.                3,390            1,954,786
         -----------------------------------------------------------------------
         Total Common Stocks in South Korea                            3,735,111
================================================================================
Spain -- 1.5%
         Diversified Telecommunication
         Services -- 1.0%
         Telefonica SA                               75,420            1,714,022
         -----------------------------------------------------------------------
         Media -- 0.5%
         Antena 3 de Television SA (b)               36,554              805,163
         -----------------------------------------------------------------------
         Total Common Stocks in Spain                                  2,519,185
================================================================================
Switzerland -- 9.5%
         Biotechnology -- 0.6%
         Actelion Ltd. (b)                            5,110            1,117,082
         -----------------------------------------------------------------------
         Capital Markets -- 2.0%
         UBS AG                                      54,737            3,570,776
         -----------------------------------------------------------------------
         Chemicals -- 1.0%
         Syngenta AG                                  9,610            1,809,329
         -----------------------------------------------------------------------
         Commercial Banks -- 0.7%
         EFG International AG                        26,160            1,285,787
         -----------------------------------------------------------------------
         Food Products -- 2.2%
         Nestle SA Registered Shares                 10,084            3,927,227
         -----------------------------------------------------------------------
         Pharmaceuticals -- 3.0%
         Novartis AG Registered Shares               41,870            2,353,649
         Roche Holding AG                            16,380            3,006,388
                                                                    ------------
                                                                       5,360,037
         -----------------------------------------------------------------------
         Total Common Stocks in Switzerland                           17,070,238
================================================================================
Taiwan -- 0.0%
         Commercial Banks -- 0.0%
         SinoPac Financial Holdings Co., Ltd.       101,000               44,021
         -----------------------------------------------------------------------
         Total Common Stocks in Taiwan                                    44,021
================================================================================
Thailand -- 0.6%
         Construction Materials -- 0.3%
         Siam Cement PCL Foreign Shares              66,500              483,272
         -----------------------------------------------------------------------
         Oil, Gas & Consumable Fuels -- 0.3%
         PTT PCL                                     80,400              584,981
         -----------------------------------------------------------------------
         Total Common Stocks in Thailand                               1,068,253
================================================================================
Turkey -- 0.4%
         Commercial Banks -- 0.4%
         Turkiye Garanti Bankasi AS                 116,720              642,292
         -----------------------------------------------------------------------
         Total Common Stocks in Turkey                                   642,292
================================================================================
United Kingdom -- 21.3%
         Commercial Banks -- 7.8%
         Barclays Plc                               203,740            2,912,761
         HSBC Holdings Plc                          292,080            5,401,820
         Royal Bank of Scotland Group Plc           250,214            3,108,972
         Standard Chartered Plc                      62,040            2,100,677
                                                                    ------------
                                                                      13,524,230
         -----------------------------------------------------------------------
         Household Products -- 0.9%
         Reckitt Benckiser Plc                       29,780            1,619,260
         -----------------------------------------------------------------------
         Industrial Conglomerates -- 0.5%
         Smiths Group Plc                            40,150              903,935
         -----------------------------------------------------------------------
         Media -- 1.9%
         WPP Group Plc                              223,850            3,311,076
         -----------------------------------------------------------------------
         Metals & Mining -- 2.3%
         BHP Billiton Plc                           168,750            4,109,986
         -----------------------------------------------------------------------
         Multiline Retail -- 0.9%
         Next Plc                                    35,260            1,542,302
         -----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 2.8%
         BG Group Plc                                49,010              749,193
         Royal Dutch Shell Plc                      111,140            4,141,727
                                                                    ------------
                                                                       4,890,920
         -----------------------------------------------------------------------
         Pharmaceuticals -- 1.3%
         GlaxoSmithKline Plc                         89,780            2,328,854
         -----------------------------------------------------------------------


                FDP SERIES, INC.                MAY 31, 2007                  23

Schedule of Investments (concluded)
                           MFS Research International FDP Fund (in U.S. dollars)

                                                     Shares
         Industry          Common Stocks               Held             Value
================================================================================
United Kingdom (concluded)
         Semiconductors & Semiconductor
         Equipment -- 0.7%
         ARM Holdings Plc                           435,970         $  1,215,056
         -----------------------------------------------------------------------
         Trading Companies &
         Distributors -- 0.5%
         Bunzl Plc                                   61,200              893,121
         -----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 1.7%
         Vodafone Group Plc                         977,580            3,058,446
         -----------------------------------------------------------------------
         Total Common Stocks in the United Kingdom                    37,397,186
         Total Common Stocks
         (Cost -- $149,350,650) -- 98.9%                             173,385,917
================================================================================

                           Short-Term                  Face
         Industry          Securities                Amount             Value
================================================================================
United States -- 2.1%
        Commercial Paper** -- 1.0%
        Alpine Securitization Corp., 5.32%
        due 6/01/2007                           $1,708,000         $  1,708,000
        -----------------------------------------------------------------------
        Time Deposits -- 1.1%
        Brown Brothers Harriman & Co., 4.62%
        due 6/01/2007                            1,970,678            1,970,678
        -----------------------------------------------------------------------
        Total Short-Term Securities in the United States              3,678,678
        Total Short-Term Securities
        (Cost -- $3,678,678) -- 2.1%                                  3,678,678
        Total Investments
        (Cost -- $153,029,328*) -- 101.0%                           177,064,595
        Liabilities in Excess of Other Assets -- (1.0%)              (1,759,118)
                                                                   ------------
        Net Assets -- 100.0%                                       $175,305,477
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................            $ 153,336,351
                                                                  =============
      Gross unrealized appreciation ..................            $  25,816,372
      Gross unrealized depreciation ..................               (2,088,128)
                                                                  -------------
      Net unrealized appreciation ....................            $  23,728,244
                                                                  =============

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
(a)   Depositary receipts.
(b)   Non-income producing security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Forward foreign exchange contracts purchased as of May 31, 2007 were as follows:

      -----------------------------------------------------------------------
                                                                 Unrealized
      Foreign Currency                       Settlement         Appreciation
      Purchased                                 Date           (Depreciation)
      -----------------------------------------------------------------------
      AUD      217,631                       June 2007         $       1,618
      CHF      124,295                       June 2007                    58
      EUR      645,052                       June 2007                 1,497
      GBP      321,556                       June 2007                 1,049
      JPY   88,997,047                       June 2007                  (616)
      NOK      146,498                       June 2007                   159
      PHP    2,558,667                       June 2007                  (216)
      SGD       15,846                       June 2007                    (8)
      -----------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts -- Net (USD Commitment -- $2,608,112)         $3,541
                                                               ==============

o     Currency Abbreviations:

AUD       Australian Dollar
CHF       Swiss Franc
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
NOK       Norwegian Krone
PHP       Philippine Peso
SGD       Singapore Dollar
USD       U.S. Dollar

      See Notes to Financial Statements.


24               FDP SERIES, INC.                MAY 31, 2007

Schedule of Investments as of May 31, 2007               Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                         Value
================================================================================
Aerospace & Defense -- 7.1%
        30,192    Boeing Co.                                        $  3,037,013
        46,401    General Dynamics Corp.                               3,723,216
        38,368    Lockheed Martin Corp.                                3,763,901
                                                                    ------------
                                                                      10,524,130
================================================================================
Air Freight & Logistics -- 2.5%
        32,931    FedEx Corp.                                          3,675,758
================================================================================
Automobiles -- 2.4%
        29,978    Toyota Motor Corp. (b)                               3,620,143
================================================================================
Beverages -- 1.2%
        62,912    Heineken NV (b)                                      1,832,822
================================================================================
Biotechnology -- 5.4%
        33,954    Amylin Pharmaceuticals, Inc. (a)                     1,570,372
        59,468    Genentech, Inc. (a)                                  4,743,762
        25,035    Genzyme Corp. (a)                                    1,615,258
                                                                    ------------
                                                                       7,929,392
================================================================================
Capital Markets -- 8.4%
        22,140    The Goldman Sachs Group, Inc.                        5,110,355
        40,198    Lehman Brothers Holdings, Inc.                       2,949,729
        67,792    UBS AG                                               4,422,750
                                                                    ------------
                                                                      12,482,834
================================================================================
Chemicals -- 4.2%
        55,729    Monsanto Co.                                         3,432,906
        41,693    Praxair, Inc.                                        2,838,876
                                                                    ------------
                                                                       6,271,782
================================================================================
Commercial Banks -- 3.7%
       107,000    China Merchants Bank Co. Ltd.                          276,118
     4,551,000    Industrial & Commercial Bank of China                2,383,775
        78,734    Wells Fargo & Co.                                    2,841,510
                                                                    ------------
                                                                       5,501,403
================================================================================
Communications Equipment -- 2.3%
       125,616    Cisco Systems, Inc. (a)                              3,381,583
================================================================================
Computers & Peripherals -- 1.9%
        22,858    Apple Computer, Inc. (a)                             2,778,618
================================================================================
Diversified Financial Services -- 0.9%
        19,294    Moody's Corp.                                        1,343,827
================================================================================
Diversified Telecommunication Services -- 2.0%
        71,838    AT&T Inc.                                            2,969,783
================================================================================
Energy Equipment & Services -- 3.8%
        10,517    Cameron International Corp. (a)                        745,655
        62,784    Schlumberger Ltd.                                    4,888,990
                                                                    ------------
                                                                       5,634,645
================================================================================
Food & Staples Retailing -- 1.5%
        56,498    CVS Corp./Caremark Corp.                             2,177,433
================================================================================
Food Products -- 1.1%
        49,833    Kraft Foods, Inc.                                    1,686,349
================================================================================
Health Care Providers & Services -- 6.0%
       162,983    UnitedHealth Group, Inc.                             8,926,579
================================================================================
Hotels, Restaurants & Leisure -- 11.8%
        54,488    Las Vegas Sands Corp. (a)                            4,251,154
        47,180    MGM Mirage (a)                                       3,752,225
        83,029    McDonald's Corp.                                     4,197,116
        48,149    Starbucks Corp. (a)                                  1,387,173
         7,447    Station Casinos, Inc.                                  654,219
         4,537    Wynn Resorts Ltd.                                      438,002
        40,612    Yum! Brands, Inc.                                    2,750,245
                                                                    ------------
                                                                      17,430,134
================================================================================
Household Products -- 1.9%
        45,118    The Procter & Gamble Co.                             2,867,249
================================================================================
IT Services -- 2.3%
        22,294    MasterCard, Inc. Class A                             3,334,068
================================================================================
Internet Software & Services -- 1.3%
         3,910    Google, Inc. Class A (a)                             1,946,203
================================================================================
Media -- 3.0%
       161,148    Comcast Corp. Class A (a)                            4,417,067
================================================================================
Metals & Mining -- 1.6%
        29,453    Freeport-McMoRan Copper & Gold, Inc. Class B         2,317,951
================================================================================
Multiline Retail -- 0.6%
        21,832    Federated Department Stores, Inc. (a)                  871,752
================================================================================
Pharmaceuticals -- 1.9%
        86,489    Schering-Plough Corp.                                2,831,650
================================================================================
Real Estate Management & Development -- 2.1%
        57,524    CB Richard Ellis Group, Inc. (a)                     2,141,043
        17,544    The St. Joe Co.                                        918,253
                                                                    ------------
                                                                       3,059,296
================================================================================
Road & Rail -- 4.8%
        45,257    Burlington Northern Santa Fe Corp.                   4,214,784
        23,692    Union Pacific Corp.                                  2,859,151
                                                                    ------------
                                                                       7,073,935
================================================================================
Semiconductors & Semiconductor Equipment -- 1.9%
       130,434    Intel Corp.                                          2,891,722
================================================================================
Specialty Retail -- 2.1%
        92,727    Lowe's Cos., Inc.                                    3,043,300
================================================================================
Wireless Telecommunication Services -- 4.2%
        54,268    America Movil, SA de CV (b)                          3,285,927
       311,500    China Mobile Ltd.                                    2,912,166
                                                                    ------------
                                                                       6,198,093
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $120,016,091) -- 93.9%                    139,019,501
================================================================================


                FDP SERIES, INC.                MAY 31, 2007                  25

Schedule of Investments (concluded)                      Marsico Growth FDP Fund

          Face
        Amount    Short-Term Securities                                 Value
================================================================================
Time Deposits -- 5.8%
    $8,639,473    Brown Brothers Harriman & Co.,
                  4.62% due 6/01/2007                               $  8,639,473
--------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $8,639,473) -- 5.8%                         8,639,473
================================================================================
Total Investments (Cost -- $128,655,564*) -- 99.7%                   147,658,974
Other Assets Less Liabilities -- 0.3%                                    405,902
                                                                    ------------
Net Assets -- 100.0%                                                $148,064,876
                                                                    ============
--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $128,713,018
                                                                   ============
      Gross unrealized appreciation ............................   $ 19,389,300
      Gross unrealized depreciation ............................       (443,344)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 18,945,956
                                                                   ============
(a)   Non-income producing security.
(b)   Depositary receipts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


26               FDP SERIES, INC.                MAY 31, 2007

Schedule of Investments as of May 31, 2007
                                     Van Kampen Value FDP Fund (in U.S. dollars)

        Shares
          Held    Common Stocks                                         Value
================================================================================
Airlines -- 0.6%
        61,600    Southwest Airlines Co.                            $    881,496
================================================================================
Beverages -- 4.0%
        91,500    The Coca-Cola Co.                                    1,146,810
        91,500    The Coca-Cola Co.                                    4,848,585
                                                                    ------------
                                                                       5,995,395
================================================================================
Capital Markets -- 1.5%
        54,800    The Bank of New York Co., Inc.                       2,222,688
================================================================================
Chemicals -- 2.9%
        64,900    E.I. du Pont de Nemours & Co.                        3,395,568
        18,900    Rohm & Haas Co.                                      1,001,889
                                                                    ------------
                                                                       4,397,457
================================================================================
Commercial Banks -- 4.3%
         4,400    Barclays Plc (b)                                       251,812
           500    PNC Financial Services Group, Inc. (c)                  36,900
        21,000    U.S. Bancorp                                           726,180
        66,200    Wachovia Corp.                                       3,587,378
        52,500    Wells Fargo & Co.                                    1,894,725
                                                                    ------------
                                                                       6,496,995
================================================================================
Communications Equipment -- 0.5%
        13,200    Cisco Systems, Inc. (a)                                355,344
        12,100    Telefonaktiebolaget LM Ericsson (b)                    459,558
                                                                    ------------
                                                                         814,902
================================================================================
Computers & Peripherals -- 3.2%
        74,500    Dell, Inc. (a)                                       2,001,815
        15,600    Hewlett-Packard Co.                                    713,076
        20,100    International Business Machines Corp.                2,142,660
                                                                    ------------
                                                                       4,857,551
================================================================================
Diversified Financial Services -- 8.5%
        86,100    Bank of America Corp.                                4,366,131
       110,800    Citigroup, Inc.                                      6,037,492
        43,800    JPMorgan Chase & Co.                                 2,270,154
                                                                    ------------
                                                                      12,673,777
================================================================================
Diversified Telecommunication Services -- 4.2%
        53,600    AT&T Inc.                                            2,215,824
        92,500    Verizon Communications, Inc.                         4,026,525
                                                                    ------------
                                                                       6,242,349
================================================================================
Food & Staples Retailing -- 3.8%
        54,000    CVS Corp./Caremark Corp.                             2,081,160
        77,200    Wal-Mart Stores, Inc.                                3,674,720
                                                                    ------------
                                                                       5,755,880
================================================================================
Food Products -- 5.5%
        48,600    Cadbury Schweppes Plc (b)                            2,739,096
        81,585    Kraft Foods, Inc.                                    2,760,837
        91,100    Unilever NV (b)                                      2,714,780
                                                                    ------------
                                                                       8,214,713
================================================================================
Health Care Equipment & Supplies -- 0.6%
        56,000    Boston Scientific Corp. (a)                            877,520
================================================================================
Health Care Providers & Services -- 1.6%
        33,100    Cardinal Health, Inc.                                2,398,426
================================================================================
Household Products -- 2.2%
        35,400    Kimberly-Clark Corp.                                 2,511,984
        12,900    The Procter & Gamble Co.                               819,795
                                                                    ------------
                                                                       3,331,779
================================================================================
IT Services -- 0.7%
        14,900    First Data Corp.                                       487,230
        23,100    The Western Union Co.                                  518,595
                                                                    ------------
                                                                       1,005,825
================================================================================
Industrial Conglomerates -- 1.2%
        46,500    General Electric Co.                                 1,747,470
================================================================================
Insurance -- 5.9%
        17,200    Aflac, Inc.                                            909,192
        23,900    American International Group, Inc.                   1,728,925
        53,200    Chubb Corp.                                          2,919,084
        12,800    Genworth Financial, Inc. Class A                       462,080
         6,100    Hartford Financial Services Croup, Inc                 629,337
        17,400    MetLife, Inc.                                        1,183,200
        17,200    The Travelers Cos., Inc.                               931,724
                                                                    ------------
                                                                       8,763,542
================================================================================
Internet & Catalog Retail -- 1.2%
        76,550    Liberty Media Holding Corp. -- Interactive (a)       1,854,807
================================================================================
Media -- 10.1%
        19,999    Clear Channel Communications, Inc.                     767,962
       134,500    Comcast Corp. Class A (a)                            3,686,645
        10,600    Gannett Co., Inc.                                      623,492
        15,490    Liberty Media Holding Corp. -- Capital (a)           1,748,821
        57,300    News Corp. Class B                                   1,353,999
       150,600    Time Warner, Inc.                                    3,218,322
        81,550    Viacom, Inc. Class B (a)                             3,663,226
                                                                    ------------
                                                                      15,062,467
================================================================================
Metals & Mining -- 1.7%
        63,135    Alcoa, Inc.                                          2,606,213
================================================================================
Paper & Forest Products -- 3.0%
       114,500    International Paper Co.                              4,484,965
================================================================================
Pharmaceuticals -- 16.7%
        38,900    Abbott Laboratories                                  2,192,015
       146,400    Bristol-Myers Squibb Co.                             4,437,384
        58,100    Eli Lilly & Co.                                      3,405,822
        41,900    GlaxoSmithKline Plc (b)                              2,186,342
       106,900    Pfizer, Inc.                                         2,938,681
        22,600    Roche Holding AG (b)                                 2,072,904
        20,500    Sanofi-Aventis (b)                                     986,050
        80,600    Schering-Plough Corp.                                2,638,844
        72,400    Wyeth                                                4,187,616
                                                                    ------------
                                                                      25,045,658
================================================================================
Semiconductors & Semiconductor Equipment -- 1.6%
        52,200    Intel Corp.                                          1,157,274
         7,500    KLA-Tencor Corp.                                       412,350
        22,800    Texas Instruments, Inc.                                806,208
                                                                    ------------
                                                                       2,375,832
================================================================================
Software -- 1.1%
        14,200    McAfee, Inc. (a)                                       521,992
        34,800    Microsoft Corp.                                      1,067,316
                                                                    ------------
                                                                       1,589,308
================================================================================
Specialty Retail -- 0.8%
        13,700    Home Depot, Inc.                                       532,519
        20,100    Lowe's Cos., Inc.                                      659,682
                                                                    ------------
                                                                       1,192,201
================================================================================


                FDP SERIES, INC.                MAY 31, 2007                  27

Schedule of Investments (concluded)
                                     Van Kampen Value FDP Fund (in U.S. dollars)

        Shares
          Held    Common Stocks                                         Value
================================================================================
Thrifts & Mortgage Finance -- 2.6%
        20,100    Fannie Mae                                        $  1,284,792
        37,800    Freddie Mac                                          2,524,662
                                                                    ------------
                                                                       3,809,454
================================================================================
Tobacco -- 1.3%
        27,400    Altria Group, Inc.                                   1,948,140
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $116,961,292) -- 91.3%                    136,646,810
================================================================================

          Face
        Amount    Short-Term Securities                                 Value
================================================================================
Time Deposits -- 0.1%
   $    58,801    Brown Brothers Harriman & Co., 4.62%
                  due 6/01/2007                                     $     58,801
--------------------------------------------------------------------------------
U.S. Government Agency Obligations** -- 8.0%
   $12,000,000    Federal Home Loan Bank, 5.08%
                  due 6/01/2007                                       12,000,000
--------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $12,058,801) -- 0.1%                       12,058,801
================================================================================
Total Investments (Cost -- $129,020,093*) -- 99.4%                   148,705,611
Other Assets Less Liabilities --0.6%                                     940,727
                                                                    ------------
Net Assets -- 100.0%                                                $149,646,338
                                                                    ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007 as computed for federal income tax purposes, were as follows:

Aggregate cost .................................................   $129,161,533
                                                                   ============
Gross unrealized appreciation ..................................   $ 19,818,114
Gross unrealized depreciation ..................................       (274,036)
                                                                   ------------
Net unrealized appreciation ....................................   $ 19,544,078
                                                                   ============

** U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------------
                                        Purchase        Sale        Realized        Dividend
Affiliate                                 Cost          Cost          Gain           Income
--------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.         --            --            --            $1,140
--------------------------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of the net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


28               FDP SERIES, INC.                MAY 31, 2007

Schedule of Investments as of May 31, 2007
                      Franklin Templeton Total Return FDP Fund (in U.S. dollars)

          Face
        Amount    Asset-Backed Securities**                             Value
================================================================================
USD    231,582    ACE Securities Corp. Series 2005-HE5
                    Class A2A, 5.44% due 8/25/2035 (a)              $    231,593
     1,845,590    Asset Backed Funding Certificates Series
                    2005-HE2 Class A2C, 5.62%
                    due 6/25/2035 (a)                                  1,847,145
       495,903    Asset Backed Securities Corp. Home Equity
                    Line Trust Series 2205-HE4 Class A1, 5.48%
                    due 5/25/2035 (a)                                    496,013
     1,845,229    Asset Backed Securities Corp. Home Equity
                    Series 2006-HE2 Class A2, 5.39%
                    due 3/25/2036 (a)                                  1,845,425
       604,570    Chase Funding Mortgage Loan Asset-Backed
                    Series 2004-2 Class 2A2, 5.57%
                    due 2/25/2034 (a)                                    605,231
       680,000    CitiFinancial Mortgage Securities, Inc.
                    Series 2003-4 Class AF6, 4.493%
                    due 10/25/2033 (a)                                   644,348
     1,819,946    Citigroup Mortgage Loan Trust, Inc.
                    Series 2006-WFH1 Class A1A, 5.39%
                    due 1/25/2036 (a)                                  1,820,150
       700,000    Countrywide Asset Backed Certificates
                    Series 2005-11 Class AF4, 5.21%
                    due 9/25/2035 (a)                                    679,854
                  First Franklin Mortgage Loan Asset
                    Backed Certificates (a):
     3,250,000        Series 2005-FF8 Class A2B, 5.50%
                        due 9/25/2035                                  3,250,704
       170,536        Series 2005-FF10 Class A2, 5.42%
                        due 11/25/2035                                   170,554
     1,100,000    HSI Asset Securitization Corp. Trust
                    Series 2006-OPT4 Class 2A2, 5.43%
                    due 3/25/2036 (a)                                  1,099,996
                  Master Asset Backed Securities Trust (a):
       804,339        Series 2005-WMC1 Class A4, 5.51%
                        due 3/25/2035                                    804,435
       405,912        Series 2006-AB1 Class A1, 5.46%
                        due 2/25/2036                                    405,935
                  Morgan Stanley ABS Capital I (a):
       921,185        Series 2006-HE4 Class A1, 5.36%
                        due 6/25/2036                                    921,182
     1,900,000        Series 2006-NC3 Class A2B, 5.44%
                        due 3/25/2036                                  1,898,940
       722,835        Series 2006-NC4 Class A2A, 5.35%
                        due 6/25/2036                                    722,585
       540,505    Ownit Mortgage Loan Asset-Backed
                    Certificates Series 2005-2 Class A2B,
                    5.52% due 3/25/2036 (a)                              540,580
        58,357    Popular ABS Mortgage Pass-Through Trust
                    Series 2004-4 Class AF1, 5.57%
                    due 9/25/2034 (a)                                     58,371
     1,000,000    Residential Asset Securities Corp.
                    Series 2005-AHL2 Class A2, 5.58%
                    due 10/25/2035 (a)                                 1,000,802
                  Securitized Asset Backed Receivables LLC
                    Trust (a):
       727,318        Series 2006-FR1 Class A2A, 5.39%
                        due 11/25/2035                                   727,445
     1,400,000        Series 2006-FR2 Class A2, 5.47%
                        due 3/25/2036                                  1,399,830
                  Structured Asset Investment Loan Trust (a):
       841,517        Series 2005-5 Class A7, 5.53%
                        due 6/25/2035                                    841,661
       517,771        Series 2005-HE2 Class A1, 5.44%
                        due 7/25/2035                                    517,783
       788,634    Structured Asset Securities Corp.
                    Series 2005-SC1 Class 1A1, 5.59%
                    due 5/25/2031 (a)(c)                                 789,652
--------------------------------------------------------------------------------
                        Total Asset-Backed Securities
                        (Cost -- $23,368,043) -- 13.3%                23,320,214
================================================================================

================================================================================

                   Corporate Bonds
================================================================================
Aerospace & Defense -- 0.1%
                   L-3 Communications Corp.:
         50,000        5.875% due 1/15/2015                               48,750
         75,000        6.375% due 10/15/2015                              74,812
                                                                    ------------
                                                                         123,562
================================================================================
Beverages -- 0.3%
        600,000    SABMiller Plc, 6.50% due 7/01/2016 (c)                621,568
================================================================================
Biotechnology -- 0.4%
        300,000    Amgen, Inc., 0.375% due 2/01/2013 (b)                 270,000
        300,000    PDL BioPharma, Inc., 2.75%
                     due 8/16/2023 (b)                                   426,000
                                                                    ------------
                                                                         696,000
================================================================================
Capital Markets -- 0.3%
        100,000    The Bear Stearns Cos., Inc. Series B, 4.55%
                     due 6/23/2010                                        97,619
        100,000    Lazard Group, 7.125% due 5/15/2015                    104,016
        300,000    Morgan Stanley, 4.75% due 4/01/2014                   282,368
                                                                    ------------
                                                                         484,003
================================================================================
Chemicals -- 0.5%
        150,000    Huntsman International LLC, 7.875%
                     due 11/15/2014 (c)                                  157,687
        100,000    Ineos Group Holdings Plc, 8.50%
                     due 2/15/2016 (c)                                   100,625
        200,000    Lyondell Chemical Co., 8% due 9/15/2014               211,500
         50,000    RPM International, Inc., 6.25%
                     due 12/15/2013                                       50,649
        200,000    RPM United Kingdom G.P., 6.70%
                     due 11/01/2015                                      202,414
        250,000    Yara International ASA, 5.25%
                     due 12/15/2014 (c)                                  238,305
                                                                    ------------
                                                                         961,180
================================================================================
Commercial Banks -- 2.0%
        800,000    BNP Paribas, 5.186% due 6/29/2049 (a)(c)              757,234
                   European Investment Bank:
JPY  26,000,000        2.125% due 9/20/2007                              214,554
     60,000,000        0.333% due 9/21/2011 (a)                          492,911
USD     400,000    Glitnir Banki HF, 7.451% due 9/14/2049 (a)(c)         424,135
        400,000    Kaupthing Bank hf, 7.125% due 5/19/2016 (c)           425,345
                   Kreditanstalt fuer Wiederaufbau:
     13,000,000        8.25% due 9/20/2007                               206,721
JPY  64,000,000        0.325% due 8/08/2011 (a)                          525,984
USD     400,000    Landsbanki Islands hf, 6.10%
                     due 8/25/2011 (c)                                   406,952
                                                                    ------------
                                                                       3,453,836
================================================================================


                FDP SERIES, INC.                MAY 31, 2007                  29

                      Franklin Templeton Total Return FDP Fund (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Commercial Services & Supplies -- 0.1%
USD    150,000    Aramark Corp., 8.50% due 2/01/2015 (c)            $    157,687
        50,000    Waste Management, Inc., 6.50%
                    due 11/15/2008                                        50,601
                                                                    ------------
                                                                         208,288
================================================================================
Construction Materials -- 0.1%
       300,000    Headwaters, Inc., 2.875% due 6/01/2016 (b)             277,875
================================================================================
Containers & Packaging -- 0.1%
       125,000    Owens-Brockway Glass Container, Inc.,
                    6.75% due 12/01/2014                                 126,250
================================================================================
Diversified Financial Services -- 0.6%
       500,000    GMAC, LLC, 6.875% due 9/15/2011                        503,771
                  General Electric Capital Corp.:
        72,000        5.62% due 10/21/2010 (a)                            72,082
       500,000        5% due 1/08/2016                                   481,286
                                                                    ------------
                                                                       1,057,139
================================================================================
Diversified Telecommunication Services -- 1.3%
       300,000    AT&T, Inc., 5.612% due 11/14/2008 (a)                  300,906
       500,000    Embarq Corp., 7.082% due 6/01/2016                     509,294
                  Telecom Italia Capital SA:
       250,000        4.95% due 9/30/2014                                234,583
       250,000        7.20% due 7/18/2036                                262,089
                  Verizon New York, Inc.:
       800,000        Series A, 6.875% due 4/01/2012                     833,629
       100,000        Series B, 7.375% due 4/01/2032                     104,675
                                                                    ------------
                                                                       2,245,176
================================================================================
Electronic Equipment & Instruments -- 0.1%
       150,000    NXP BV, 7.875% due 10/15/2014 (c)                      154,500
================================================================================
Energy Equipment & Services -- 0.1%
       100,000    Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                  105,500
================================================================================
Food & Staples Retailing -- 0.2%
       300,000    CVS Caremark Corp., 5.75% due 6/01/2017                295,963
================================================================================
Food Products -- 0.4%
                  Bunge Ltd. Finance Corp.:
       300,000        5.875% due 5/15/2013                               295,613
       400,000        5.10% due 7/15/2015                                372,588
                                                                    ------------
                                                                         668,201
================================================================================
Health Care Providers & Services -- 0.2%
       150,000    DaVita, Inc., 7.25% due 3/15/2015                      153,750
                  Tenet Healthcare Corp.:
        25,000        6.375% due 12/01/2011                               23,531
       125,000        9.875% due 7/01/2014                               128,125
                                                                    ------------
                                                                         305,406
================================================================================
Hotels, Restaurants & Leisure -- 0.3%
       138,000    Carnival Corp., 2% due 4/15/2021 (b)                   179,745
       200,000    Harrah's Operating Co., Inc., 6.50%
                    due 6/01/2016                                        176,750
       150,000    MGM Mirage, 6.625% due 7/15/2015                       142,312
                  Station Casinos, Inc.:
        25,000        6.875% due 3/01/2016                                23,063
       100,000        7.75% due 8/15/2016                                103,250
                                                                    ------------
                                                                         625,120
================================================================================
Household Durables -- 0.7%
USD     25,000    Beazer Homes USA, Inc., 8.125%
                    due 6/15/2016                                         25,625
                  Ford Motor Credit Co.:
       100,000        5.625% due 10/01/2008                               98,632
       350,000        7.875% due 6/15/2010                               353,375
       350,000        9.875% due 8/10/2011                               374,922
       200,000    Jarden Corp., 7.50% due 5/01/2017                      204,000
                  KB Home:
        50,000        6.25% due 6/15/2015                                 47,437
       100,000        7.25% due 6/15/2018                                 98,125
                                                                    ------------
                                                                       1,202,116
================================================================================
IT Services -- 0.1%
                  SunGard Data Systems, Inc.:
        50,000        9.125% due 8/15/2013                                53,125
        75,000        10.25% due 8/15/2015                                82,031
                                                                    ------------
                                                                         135,156
================================================================================
Independent Power Producers & Energy Traders -- 0.2%
                  NRG Energy, Inc.:
       175,000        7.25% due 2/01/2014                                179,812
        25,000        7.375% due 2/01/2016                                25,937
       100,000    TXU Corp., 5.55% due 11/15/2014                         88,752
                                                                    ------------
                                                                         294,501
================================================================================
Industrial Conglomerates -- 0.0%
        50,000    Hutchison Whampoa International (03/33) Ltd.,
                    7.45% due 11/24/2033 (c)                              56,618
================================================================================
Insurance -- 0.3%
       600,000    MetLife, Inc., 6.40% due 12/15/2066                    574,360
================================================================================
Machinery -- 0.1%
       125,000    Commercial Vehicle Group, Inc., 8%
                    due 7/01/2013                                        125,000
       125,000    RBS Global, Inc., 9.50% due 8/01/2014                  134,375
                                                                    ------------
                                                                         259,375
================================================================================
Media -- 1.1%
        25,000    CCH I, LLC, 11% due 10/01/2015                          27,188
       125,000    Charter Communications Holdings II LLC,
                    10.25% due 9/15/2010                                 133,125
       300,000    Comcast Corp., 6.50% due 11/15/2035                    296,725
        25,000    Dex Media West LLC, 9.875% due 8/15/2013                27,156
        50,000    Intelsat Intermediate Holding Co. Ltd.,
                    8.248% due 2/01/2015 (d)                              42,000
       125,000    Intelsat Subsidiary Holding Co. Ltd., 8.25%
                    due 1/15/2013                                        129,844
       400,000    News America, Inc., 7.25% due 5/18/2018                437,347
       125,000    RH Donnelley Corp. Series A-3, 8.875%
                    due 1/15/2016                                        134,687
       300,000    Time Warner, Inc., 5.875% due 11/15/2016               296,421
       350,000    Viacom, Inc., 6.25% due 4/30/2016                      349,454
                                                                    ------------
                                                                       1,873,947
================================================================================
Metals & Mining -- 0.1%
       125,000    Novelis, Inc., 7.25% due 2/15/2015                     131,875
================================================================================


30               FDP SERIES, INC.                MAY 31, 2007

                      Franklin Templeton Total Return FDP Fund (in U.S. dollars)

                Face
              Amount    Corporate Bonds                                 Value
================================================================================
Multi-Utilities -- 0.3%
USD           75,000    CenterPoint Energy, Inc., 7.25%
                          due 9/01/2010                             $     78,558
             300,000    Dominion Resources, Inc. Series C, 5.15%
                          due 7/15/2015                                  288,781
             200,000    PSEG Funding Trust, 5.381%
                          due 11/16/2007                                 199,633
                                                                    ------------
                                                                         566,972
================================================================================
Oil, Gas & Consumable Fuels -- 1.4%
                        Chesapeake Energy Corp.:
             250,000        6.625% due 1/15/2016                         253,437
              50,000        6.25% due 1/15/2018                           49,625
           1,000,000    Gaz Capital for Gazprom, 6.212%
                          due 11/22/2016 (c)                           1,000,000
             500,000    Lukoil International Finance B.V., 6.356%
                          due 6/07/2017 (c)                              500,000
             100,000    Petroplus Finance Ltd., 6.75%
                          due 5/01/2014 (c)                              100,125
                        Williams Cos. Inc.:
             100,000        7.625% due 7/15/2019                         109,750
             100,000        8.75% due 3/15/2032                          119,000
             350,000    XTO Energy, Inc., 6.10% due 4/01/2036            335,782
                                                                    ------------
                                                                       2,467,719
================================================================================
Paper & Forest Products -- 0.1%
             100,000    Weyerhaeuser Co., 7.375% due 3/15/2032           103,671
================================================================================
Pharmaceuticals -- 0.3%
             500,000    Wyeth, 5.95% due 4/01/2037                       484,363
================================================================================
Real Estate Investment Trusts (REITs) -- 1.0%
             500,000    Colonial Realty LP, 5.50% due 10/01/2015         484,917
             500,000    ERP Operating LP, 5.75% due 6/15/2017            496,055
              75,000    Host Hotels & Resorts LP, 6.875%
                          due 11/01/2014                                  76,500
              50,000    Host Marriott LP, 7.125% due 11/01/2013           51,250
              50,000    iStar Financial, Inc., 6% due 12/15/2010          50,295
             650,000    WEA Finance LLC, 5.70% due 10/01/2016 (c)        645,217
                                                                    ------------
                                                                       1,804,234
================================================================================
Semiconductors & Semiconductor Equipment -- 0.2%
             200,000    Freescale Semiconductor, Inc., 8.875%
                          due 12/15/2014 (c)                             200,250
             186,000    Intel Corp., 2.95% due 12/15/2035 (b)            171,818
                                                                    ------------
                                                                         372,068
================================================================================
Thrifts & Mortgage Finance -- 0.6%
             300,000    Capmark Financial Group, Inc., 6.30%
                          due 5/10/2017 (c)                              298,105
             800,000    Residential Capital LLC, 6.50%
                          due 6/01/2012                                  795,608
                                                                    ------------
                                                                       1,093,713
================================================================================
Tobacco -- 0.1%
             125,000    Reynolds American, Inc., 7.625%
                          due 6/01/2016                                  135,414
--------------------------------------------------------------------------------
                        Total Corporate Bonds
                        (Cost -- $23,820,213) -- 13.7%                23,965,669
================================================================================

                Face
              Amount    Foreign Government Obligations                  Value
================================================================================
                        Bank Negara Malaysia Monetary Notes:
MYR           50,000        0% due 11/01/2007 (d)                   $     14,500
             200,000        0% due 12/06/2007 (d)                         57,803
             295,000        0% due 12/13/2007 (d)                         85,203
             715,000        0% due 12/21/2007 (d)                        206,350
           1,400,000        3.569% due 2/14/2008                         412,358
           3,275,000        3.17% due 5/15/2008                          961,733
             190,000        Series 0107, 3.546% due 1/11/2008             55,924
             710,000        Series 0607, 0% due 2/28/2008 (d)            203,708
BRL        3,100,000    Brazil Notas do Tesouro Nacional Series F,
                          10% due 1/01/2017                            1,614,155
IDR      252,000,000    Indonesia Government Bond Series FR37,
                          12% due 9/15/2026                               34,236
         600,000,000    Indonesia Recapitalization Bond, 14.25%
                          due 6/15/2013                                   85,864
                        Indonesia Treasury Bond:
       4,310,000,000        12.80% due 6/15/2021                         615,910
       4,900,000,000        12.90% due 6/15/2022                         705,440
       2,100,000,000        Series FR31, 11% due 11/15/2020              267,835
         650,000,000        Series FR32, 15% due 7/15/2018               104,102
       1,600,000,000        Series FR36, 11.50% due 9/15/2019            210,264
       4,120,000,000        Series FR40, 11% due 9/15/2025               519,959
KRW    1,025,000,000    Korea Treasury Bond, 4.25% due 9/10/2008       1,092,477
                        Malaysia Government Bond:
MYR        2,265,000        3.135% due 12/17/2007                        665,633
              40,000        Series 1/89, 7% due 3/15/2009                 12,499
           1,150,000        Series 2/88, 6.45% due 7/01/2008             349,315
           1,810,000        Series 386X, 8.60% due 12/01/2007            546,297
PEN          615,000    Peru Government Bond, 7.84%
                          due 8/12/2020                                  228,722
                        Poland Government Bond:
PLN        3,900,000        Series 0509, 6% due 5/24/2009              1,408,648
           1,200,000        Series WS0922, 5.75% due 9/23/2022           440,158
USD          270,000    Republic of Argentina, 5.59% due 8/03/2012       260,463
             400,000    Republic of Iraq, 5.80% due 1/15/2028            254,000
SGD          435,000    Singapore Government Bond, 2.625%
                          due 10/01/2007                                 284,900
                        Sweden Government Bond:
SEK        4,795,000        8% due 8/15/2007                             698,800
          12,250,000        Series 1040, 6.50% due 5/05/2008           1,813,582
--------------------------------------------------------------------------------
                        Total Foreign Government Obligations
                        (Cost -- $13,222,606) -- 8.1%                 14,210,838
================================================================================

                        Government & Agency Obligations
================================================================================

                        Fannie Mae:
USD        1,600,000        6.625% due 9/15/2009                       1,649,896
           1,000,000        7.25% due 1/15/2010                        1,050,751
             900,000        6.25% due 5/15/2029                          994,016
             700,000        6.625% due 11/15/2030                        808,136
                        Federal Home Loan Bank System:
             500,000        3.875% due 8/22/2008                         491,620
           4,000,000        4.875% due 11/18/2011                      3,952,780
           1,500,000        4.50% due 9/16/2013                        1,441,596


                FDP SERIES, INC.                MAY 31, 2007                  31

                      Franklin Templeton Total Return FDP Fund (in U.S. dollars)

             Face
           Amount    Government & Agency Obligations                    Value
================================================================================
                     Freddie Mac:
USD       700,000        4.375% due 11/16/2007                      $    697,206
          500,000        4.625% due 2/21/2008                            497,532
        3,000,000        5.125% due 4/18/2008                          2,994,849
        4,000,000        4.875% due 2/17/2009                          3,975,256
        1,500,000        6.625% due 9/15/2009                          1,546,836
        1,500,000        4% due 12/15/2009                             1,459,754
          500,000        6% due 6/15/2011                                514,918
        2,000,000        6.75% due 3/15/2031                           2,347,064
           30,000        6.25% due 7/15/2032                              33,349
                     U.S. Treasury Bonds:
        2,250,000        6.25% due 8/15/2023                           2,530,724
        2,000,000        6.75% due 8/15/2026                           2,398,750
          150,000        6.125% due 11/15/2027                           169,523
          500,000        5.50% due 8/15/2028                             526,172
          250,000        6.25% due 5/15/2030                             289,805
                     U.S. Treasury Inflation Indexed Bonds:
          541,825        0.875% due 4/15/2010                            516,342
          517,145        2.375% due 4/15/2011                            514,196
        1,255,958        3% due 7/15/2012                              1,287,553
        1,306,920        2% due 7/15/2014                              1,265,262
        1,055,430        1.875% due 7/15/2015                          1,007,358
          508,270        2.50% due 7/15/2016                             508,151
        1,730,583        2.375% due 1/15/2017                          1,708,681
                     U.S. Treasury Notes:
          200,000        3.875% due 7/31/2007                            199,656
          250,000        3.75% due 5/15/2008                             246,992
        1,000,000        4.125% due 8/15/2008                            989,453
          500,000        3.50% due 2/15/2010                             482,696
        1,000,000        4.25% due 10/15/2010                            981,719
          500,000        6% due 2/15/2026                                553,438
--------------------------------------------------------------------------------
                     Total Government & Agency Obligations
                     (Cost -- $41,104,842) -- 23.2%                   40,632,030
================================================================================

                     Government Agency
                     Mortgage-Backed Securities**
================================================================================
                     Fannie Mae Guaranteed Pass
                     Through Certificates:
          253,374        3.993% due 4/01/2035 (a)                        253,988
           42,658        4.445% due 5/01/2033 (a)                         42,857
        1,150,000        4.50% due 6/15/2022 (e)                       1,100,046
        1,096,818        4.941% due 4/01/2035 (a)                      1,097,394
        4,325,000        5.00% due 6/15/2018 (e)                       4,215,526
        8,456,565        5.00% due 7/01/2035 - 6/15/2037 (e)           8,052,208
       20,493,642        5.50% due 11/01/2034 - 6/15/2037 (e)         20,022,675
          985,035        5.626% due 9/01/2034 (a)                        989,354
       14,297,724        6.00% due 10/01/2034 - 6/15/2037 (e)         14,283,659
        3,897,108        6.50% due 1/01/2036 - 6/15/2037 (e)           3,958,951
          317,132        6.735% due 10/01/2032 (a)                       318,859
        2,139,741    Fannie Mae Trust Series 2007-1 Class NF,
                       5.57% due 2/25/2037 (a)                         2,139,577
                     Freddie Mac Mortgage
                       Participation Certificates:
          332,038        4.50% due 9/01/2020                             317,869
          237,364        4.701% due 9/01/2032 (a)                        238,622
        2,971,000        5.00% due 6/15/2037 (e)                       2,827,091
          582,038        5.49% due 11/01/2027 (a)                        592,458
          202,773        7.406% due 4/01/2032 (a)                        204,900
                     Freddie Mac Multiclass Certificates:
        1,000,000        Series 2643 Class OG 5.00%
                       due 7/15/2032                                     934,019
          870,091        Series 2942 Class TF 5.67%
                       due 3/15/2035 (a)                                 870,459
--------------------------------------------------------------------------------
                     Total Government Agency
                     Mortgage-Backed Securities
                     (Cost -- $62,870,119) -- 35.7%                   62,460,512
================================================================================

                     Non-Government Agency
                     Mortgage-Backed Securities**
================================================================================
Commercial Mortgage-Backed Securities -- 10.9%
        2,000,000    Bear Stearns Commercial Mortgage
                       Securities Series 2005-PW10 Class A4,
                       5.405% due 12/11/2040 (a)                       1,971,124
                     Citigroup/Deutsche Bank Commercial
                       Mortgage Trust:
        2,300,000        Series 2005-C1 Class A4, 5.225%
                       due 7/15/2044 (a)                               2,254,198
        2,500,000        Series 2006-CD3 Class A5, 5.617%
                       due 10/15/2048                                  2,491,043
        2,750,000        Series 2007-CD4 Class C, 5.476%
                       due 12/11/2049 (a)                              2,694,142
        2,519,000    GS Mortgage Securities Corp. II
                       Series 2006-GG6 Class A4, 5.553%
                       due 4/10/2038 (a)                               2,504,292
                     Greenwich Capital Commercial Funding Corp. (a):
          900,000        Series 2004-GG1 Class A7, 5.317%
                       due 6/10/2036                                     887,493
        3,800,000        Series 2006-GG7 Class A4, 6.11%
                       due 7/10/2038                                   3,888,610
        1,600,000        Series 2007-GG9 Class C, 5.554%
                       due 2/10/2017                                   1,559,028
          850,000    LB-UBS Commercial Mortgage Trust
                       Series 2006-C3 Class A4, 5.661%
                       due 3/15/2039 (a)                                 851,085
--------------------------------------------------------------------------------
                     Total Non-Government Agency
                     Mortgage-Backed Securities
                     (Cost -- $19,472,030) -- 10.9%                   19,101,015
================================================================================

Preferred Securities

Industry             Capital Trusts
================================================================================
Commercial Banks -- 0.6%
          600,000    Fifth Third Capital Trust IV, 6.50%
                       due 4/15/2067 (a)                                 590,868
          350,000    USB Capital IX, 6.189% due 4/15/2049 (a)            354,915
          250,000    Wachovia Capital Trust III, 5.80%
                       due 8/29/2049 (a)                                 250,318
                                                                    ------------
                                                                       1,196,101
================================================================================
Diversified Financial Services -- 0.4%
          700,000    JPMorgan Chase Capital XXII, 6.45%
                       due 2/02/2037                                     680,527
--------------------------------------------------------------------------------
                     Total Capital Trusts
                     (Cost -- $1,898,017) -- 1.0%                      1,876,628
================================================================================


32               FDP SERIES, INC.                MAY 31, 2007

Schedule of Investments (concluded)
                      Franklin Templeton Total Return FDP Fund (in U.S. dollars)

Preferred Securities (concluded)

          Shares
             Held    Preferred Stocks                                  Value
===============================================================================
Automobiles -- 0.2%
                     General Motors Corp.:
            6,500        Series C, 6.25%                           $    150,280
            6,800        Series D, 1.50%                                169,660
-------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (Cost -- $319,559) -- 0.2%                         319,940
===============================================================================
                     Total Preferred Securities
                     (Cost -- $2,217,576) -- 1.2%                     2,196,568
===============================================================================

             Face
           Amount    Short-Term Securities
===============================================================================
Foreign Government Obligations -- 1.5%
EGP     1,750,000    Egypt Treasury Bill, 9.85% due 9/18/2007 (d)       301,187
THB    10,375,000    Kingdom of Thailand Series 364, 4.50%
                       due 1/10/2008 (d)                                293,839
                     Norway Treasury Bill (d):
NOK     2,350,000        3.778% due 9/19/2007                           384,578
        1,540,000        4.132% due 12/19/2007                          249,066
        5,420,000        4.765% due 3/19/2008                           865,372
SEK     3,200,000    Sweden Treasury Bill, 3.21%
                       due 12/19/2007 (d)                               453,561
                                                                   ------------
                                                                      2,547,603
===============================================================================
Time Deposits -- 13.8%
USD    24,238,985    Brown Brothers Harriman & Co., 4.62%
                       due 6/01/2007                                 24,238,985
-------------------------------------------------------------------------------
                     Total Short-Term Securities
                     (Cost -- $26,699,348) -- 15.3%                  26,786,588
===============================================================================
Total Investments (Cost -- $212,774,777*) -- 121.4%                 212,673,434
Liabilities in Excess of Other Assets -- (21.4%)                    (37,488,953)
                                                                   ------------
Net Assets -- 100.0%                                               $175,184,481
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................   $ 212,871,679
                                                                  =============
      Gross unrealized appreciation ...........................   $   1,669,464
      Gross unrealized depreciation ...........................      (1,867,709)
                                                                  -------------
      Net unrealized depreciation .............................   $    (198,245)
                                                                  =============

** Asset-Backed and Mortgage-Backed are subject to principal paydowns as a result of prepayments or refinancing of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

(a)   Floating rate security.
(b)   Convertible security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(e) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets. These industry classifications are unaudited.

o     Swaps outstanding as of May 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                      Notional     Appreciation
                                                       Amount     (Depreciation)
--------------------------------------------------------------------------------

Sold credit default protection on Dow Jones
  CDX North America Investment Grade Index
  Series 4 and receive 0.40%
  Broker, JPMorgan Securities, Inc.
  Expires June 2010                                  $1,000,000      $   10,616
Bought credit default protection on FirstEnergy
  Corp. and pay 0.46%
  Broker, Citigroup Global Markets, Inc.
  Expires March 2011                                 $  500,000          (5,654)
--------------------------------------------------------------------------------
Total                                                                $    4,962
                                                                     ==========

o Forward foreign exchange contracts purchased as of May 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
Foreign Currency                       Settlement                  Appreciation
Purchased                                 Date                    (Depreciation)
--------------------------------------------------------------------------------
PLN         375,000                    August 2007                  $  8,093
JPY      44,615,250                   January 2008                   (10,956)
JPY      60,726,780                   February 2008                   (1,067)
KRW     301,455,000                   February 2008                     (935)
--------------------------------------------------------------------------------

Total Unrealized Depreciation on
Forward Foreign Exchange Contracts --
Net (USD Commitment -- $1,357,860)                                  $ (4,865)
                                                                    ========

o     Currency Abbreviations:

BRL     Brazilian Real
EGP     Egyptian Pound
IDR     Indonesian Rupiah
JPY     Japanese Yen
KRW     Korean Won
MYR     Malaysian Ringgit
NOK     Norwegian Krone
PEN     Peru Nuevos Soles
PLN     Polish Zloty
SEK     Swedish Krona
SGD     Singapore Dollar
THB     Thai Baht
USD     U.S. Dollar

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  33

Statements of Assets and Liabilities

                                                                    MFS                              Van            Franklin
                                                                  Research          Marsico         Kampen          Templeton
                                                                International       Growth           Value        Total Return
As of May 31, 2007                                                FDP Fund         FDP Fund        FDP Fund         FDP Fund
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value*   $ 177,064,595   $ 147,658,974    $ 148,668,711   $ 212,673,434
            Investments in affiliated securities, at value**               --              --           36,900              --
            Cash ............................................             543          58,990              345          88,876
            Foreign cash*** .................................         907,100              --               --         753,511
            Unrealized appreciation on swaps ................              --              --               --          10,616
            Unrealized appreciation on forward
              foreign exchange contracts ....................           4,381              --               --           8,093
            Receivables:
                Securities sold .............................         989,657         611,399          511,343              --
                Capital shares sold .........................         827,767         773,639          744,603       1,549,419
                Interest ....................................              48           1,109               --       1,328,485
                Dividends ...................................         752,829         130,158          360,619              --
                Principal paydowns ..........................              --              --               --         110,487
                Swaps .......................................              --              --               --             800
            Prepaid expenses and other assets ...............          33,851          27,522           30,700          38,352
                                                                --------------------------------------------------------------
            Total assets ....................................     180,580,771     149,261,791      150,353,221     216,562,073
                                                                --------------------------------------------------------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on swaps ................              --              --               --           5,654
            Unrealized depreciation on forward
              foreign exchange contracts ....................             840              --               --          12,958
            Swap premiums received ..........................              --              --               --           3,746
            Deferred foreign capital gain tax ...............          35,191              --               --              --
            Payables:
                Securities purchased ........................       4,481,911         639,870          133,487      40,111,741
                Capital shares redeemed .....................         342,441         265,493          279,305         432,788
                Dividends to shareholders ...................              --              --               --         531,746
                Distributor .................................         124,089         103,266          106,167          97,516
                Investment adviser ..........................         131,071          97,178           87,326          58,453
                Other affiliates ............................          31,710          27,684           27,505          33,817
                Swaps .......................................              --              --               --             460
            Accrued expenses ................................         128,041          63,424           73,093          88,713
                                                                --------------------------------------------------------------
            Total liabilities ...............................       5,275,294       1,196,915          706,883      41,377,592
                                                                --------------------------------------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
            Net Assets ......................................   $ 175,305,477   $ 148,064,876    $ 149,646,338   $ 175,184,481
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
            Undistributed investment income/
              accumulated investment loss -- net ............   $     395,195   $        (116)   $     507,143   $     301,464
            Undistributed (accumulated)
              realized capital gains (losses) -- net ........       8,499,078      (1,058,518)       1,700,639         203,070
            Unrealized appreciation (depreciation) -- net ...      23,994,751      19,003,417       19,685,518         (45,901)
                                                                --------------------------------------------------------------
            Total undistributed earnings -- net .............      32,889,024      17,944,783       21,893,300         458,633
                                                                --------------------------------------------------------------
            Institutional Common Stock, $.10 par value,
              100,000,000 shares authorized .................          20,390          21,521           22,005          26,347
            Investor A Common Stock, $.10 par value,
              100,000,000 shares authorized .................         210,694         212,894          210,763         329,171
            Investor B Common Stock, $.10 par value,
              100,000,000 shares authorized .................          39,384          39,361           40,477          44,386
            Investor C Common Stock, $.10 par value,
              100,000,000 shares authorized .................         938,509         943,893          937,300       1,376,621
            Paid-in capital in excess of par ................     141,207,476     128,902,424      126,542,493     172,949,323
                                                                --------------------------------------------------------------
            Net assets ......................................   $ 175,305,477   $ 148,064,876    $ 149,646,338   $ 175,184,481
                                                                ==============================================================


34               FDP SERIES, INC.                MAY 31, 2007

Statements of Assets and Liabilities (concluded)

                                                                    MFS                              Van            Franklin
                                                                  Research          Marsico         Kampen          Templeton
                                                                International       Growth           Value        Total Return
As of May 31, 2007                                                FDP Fund         FDP Fund        FDP Fund         FDP Fund
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
            Institutional:
                Net assets ..................................   $   2,984,010   $   2,657,385    $   2,739,308   $   2,597,415
                                                                ==============================================================
                Shares outstanding ..........................         203,902         215,210          220,049         263,474
                                                                ==============================================================
                Net asset value per share ...................   $       14.63   $       12.35    $       12.45   $        9.86
                                                                ==============================================================
            Investor A:
                Net assets ..................................   $  30,747,135   $  26,181,050    $  26,194,286   $  32,460,295
                                                                ==============================================================
                Shares outstanding ..........................       2,106,940       2,128,945        2,107,631       3,291,712
                                                                ==============================================================
                Net asset value per share ...................   $       14.59   $       12.30    $       12.43   $        9.86
                                                                ==============================================================
            Investor B:
                Net assets ..................................   $   5,708,349   $   4,772,306    $   5,002,267   $   4,376,958
                                                                ==============================================================
                Shares outstanding ..........................         393,842         393,605          404,773         443,862
                                                                ==============================================================
                Net asset value per share ...................   $       14.49   $       12.12    $       12.36   $        9.86
                                                                ==============================================================
            Investor C:
                Net assets ..................................   $ 135,865,983   $ 114,454,135    $ 115,710,477   $ 135,749,813
                                                                ==============================================================
                Shares outstanding ..........................       9,385,095       9,438,931        9,373,001      13,766,204
                                                                ==============================================================
                Net asset value per share ...................   $       14.48   $       12.13    $       12.35   $        9.86
                                                                ==============================================================
                * Identified cost for unaffiliated securities   $ 153,029,328   $ 128,655,564    $ 128,992,700   $ 212,774,777
                                                                ==============================================================
               ** Identified cost for affiliated securities .              --              --    $      27,393              --
                                                                ==============================================================
              *** Cost ......................................   $     912,865              --               --   $     708,544
                                                                ==============================================================

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  35

Statements of Operations

                                                                         MFS                              Van            Franklin
                                                                       Research          Marsico         Kampen          Templeton
                                                                     International       Growth           Value        Total Return
For the Year Ended May 31, 2007                                        FDP Fund         FDP Fund        FDP Fund         FDP Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest** ......................................        $     121,130   $     474,565    $     503,649   $   6,836,571
            Dividends*+ .....................................            3,251,182         984,669        2,536,890              --
                                                                     --------------------------------------------------------------
            Total income ....................................            3,372,312       1,459,234        3,040,539       6,836,571
                                                                     --------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................            1,164,516         871,008          772,866         529,589
            Service fees and distribution fees -- Investor C               990,766         832,520          844,033         817,707
            Transfer agent fees -- Investor C ...............              121,109         108,467          109,249         127,115
            Custodian fees ..................................              259,049          27,739           41,185          59,437
            Accounting services .............................               91,333          77,674           79,267          90,756
            Registration fees ...............................               51,307          63,960           58,796          65,396
            Service fees -- Investor A ......................               57,253          48,479           48,718          61,428
            Professional fees ...............................               43,538          45,011           50,286          46,585
            Service fees and distribution fees -- Investor B                50,170          41,547           43,909          30,624
            Printing and shareholder reports ................               28,796          24,220           24,551          29,838
            Offering costs ..................................               20,092          20,092           20,092          20,092
            Transfer agent fees -- Investor A ...............                2,520          18,646           18,809          28,781
            Directors' fees and expenses ....................               15,897          14,621           15,222          16,091
            Pricing services ................................                7,448           1,233            1,244          34,059
            Transfer agent fees -- Institutional ............               26,580           1,879            1,925           2,054
            Transfer agent fees -- Investor B ...............                6,169           5,295            5,567           5,000
            Other ...........................................               19,566          18,654           20,858          22,440
                                                                     --------------------------------------------------------------
            Total expenses before waiver ....................            2,956,109       2,221,045        2,156,577       1,986,992
            Waiver of expenses ..............................                 (338)             --               --              --
                                                                     --------------------------------------------------------------
            Total expenses after waiver .....................            2,955,771       2,221,045        2,156,577       1,986,992
                                                                     --------------------------------------------------------------
            Investment income (loss) -- net .................              416,541        (761,811)         883,962       4,849,579
                                                                     --------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net ..........................            9,567,556        (896,741)       2,048,496         901,449
                Swaps -- net ................................                   --              --               --          16,592
                Foreign currency transactions -- net ........              (26,204)            (29)              --         (16,779)
                                                                     --------------------------------------------------------------
            Total realized gain (loss) -- net ...............            9,541,352        (896,770)       2,048,496         901,262
                                                                     --------------------------------------------------------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ..........................           19,163,817@     17,872,991       18,058,100       1,456,379
                Swaps -- net ................................                   --              --               --           1,387
                Foreign currency transactions -- net ........              (14,759)              7               --          23,484
                                                                     --------------------------------------------------------------
            Total unrealized appreciation -- net ............           19,149,058      17,872,998       18,058,100       1,481,250
                                                                     --------------------------------------------------------------
            Total realized and unrealized gain -- net .......           28,690,410      16,976,228       20,106,596       2,382,512
                                                                     --------------------------------------------------------------
            Net Increase in Net Assets Resulting from Operations     $  29,106,951   $  16,214,417    $  20,990,558   $   7,232,091
                                                                     ==============================================================
                * Withholding tax on dividends ..............        $     336,045   $      22,664    $      24,548              --
                                                                     ==============================================================
               ** Withholding tax on interest ...............                   --              --               --   $      44,934
                                                                     ==============================================================
                + Dividends from affiliates .................                   --              --    $       1,140              --
                                                                     ==============================================================

@     Including $35,191 deferred foreign capital gain tax.

      See Notes to Financial Statements.


36               FDP SERIES, INC.                MAY 31, 2007

Statements of Changes in Net Assets          MFS Research International FDP Fund

                                                                                                          For the
                                                                                      For the             Period
                                                                                    Year Ended        July 27, 2005+
                                                                                      May 31,           to May 31,
Increase (Decrease) in Net Assets:                                                     2007                2006
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................    $      416,541     $      274,712
            Realized gain -- net ..............................................         9,541,352          2,063,664
            Unrealized appreciation -- net ....................................        19,149,058          4,845,693
                                                                                   ---------------------------------
            Net increase in net assets resulting from operations ..............        29,106,951          7,184,069
                                                                                   ---------------------------------
====================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional .................................................           (14,701)                --
                Investor A ....................................................          (152,437)                --
                Investor B ....................................................           (23,677)                --
                Investor C ....................................................          (454,601)                --
            Realized gain -- net:
                Institutional .................................................           (54,298)                --
                Investor A ....................................................          (586,944)                --
                Investor B ....................................................          (119,862)                --
                Investor C ....................................................        (2,141,664)                --
                                                                                   ---------------------------------
            Net decrease in net assets resulting from dividends to shareholders        (3,548,184)                --
                                                                                   ---------------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from capital share transactions         62,529,570         80,000,146
                                                                                   ---------------------------------
====================================================================================================================
Redemption Fees
--------------------------------------------------------------------------------------------------------------------
            Redemption fees ...................................................             4,267              3,658
                                                                                   ---------------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................        88,092,604         87,187,873
            Beginning of period ...............................................        87,212,873             25,000
                                                                                   ---------------------------------
            End of period* ....................................................    $  175,305,477     $   87,212,873
                                                                                   =================================
                * Undistributed investment income -- net ......................    $      395,195     $      365,695
                                                                                   =================================

+     Commencement of operations.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  37

Statements of Changes in Net Assets                      Marsico Growth FDP Fund

                                                                                                          For the
                                                                                      For the             Period
                                                                                    Year Ended        July 27, 2005+
                                                                                      May 31,           to May 31,
Increase (Decrease) in Net Assets:                                                     2007                2006
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
            Investment loss -- net ............................................    $     (761,811)    $     (354,653)
            Realized loss -- net ..............................................          (896,770)            (2,133)
            Unrealized appreciation -- net ....................................        17,872,998          1,130,419
                                                                                   ---------------------------------
            Net increase in net assets resulting from operations ..............        16,214,417            773,633
                                                                                   ---------------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from capital share transactions         59,837,834         71,213,992
                                                                                   ---------------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................        76,052,251         71,987,625
            Beginning of period ...............................................        72,012,625             25,000
                                                                                   ---------------------------------
            End of period* ....................................................    $  148,064,876     $   72,012,625
                                                                                   =================================
                * Accumulated investment loss -- net ..........................    $         (116)                --
                                                                                   =================================

+     Commencement of operations.

      See Notes to Financial Statements.


38               FDP SERIES, INC.                MAY 31, 2007

Statements of Changes in Net Assets                    Van Kampen Value FDP Fund

                                                                                                          For the
                                                                                      For the             Period
                                                                                    Year Ended        July 27, 2005+
                                                                                      May 31,           to May 31,
Increase (Decrease) in Net Assets:                                                     2007                2006
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................    $      883,962     $      211,489
            Realized gain -- net ..............................................         2,048,496            369,650
            Unrealized appreciation -- net ....................................        18,058,100          1,627,418
                                                                                   ---------------------------------
            Net increase in net assets resulting from operations ..............        20,990,558          2,208,557
                                                                                   ---------------------------------
====================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional .................................................           (21,372)           (13,446)
                Investor A ....................................................          (194,429)           (23,640)
                Investor B ....................................................           (18,119)            (4,422)
                Investor C ....................................................          (392,903)           (61,899)
            Realized gain -- net:
                Institutional .................................................           (11,793)               (16)
                Investor A ....................................................          (127,710)               (32)
                Investor B ....................................................           (30,636)               (11)
                Investor C ....................................................          (547,164)              (145)
                                                                                   ---------------------------------
            Net decrease in net assets resulting from dividends to shareholders        (1,344,126)          (103,611)
                                                                                   ---------------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from capital share transactions         55,889,410         71,980,550
                                                                                   ---------------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................        75,535,842         74,085,496
            Beginning of period ...............................................        74,110,496             25,000
                                                                                   ---------------------------------
            End of period* ....................................................    $  149,646,338     $   74,110,496
                                                                                   =================================
                * Undistributed investment income -- net ......................    $      507,143     $      229,912
                                                                                   =================================

+     Commencement of operations.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  39

Statements of Changes in Net Assets     Franklin Templeton Total Return FDP Fund

                                                                                                          For the
                                                                                      For the             Period
                                                                                    Year Ended        July 27, 2005+
                                                                                      May 31,           to May 31,
Increase (Decrease) in Net Assets:                                                     2007                2006
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................    $    4,849,579     $    1,255,067
            Realized gain (loss) -- net .......................................           901,262           (416,118)
            Unrealized appreciation (depreciation) -- net .....................         1,481,250         (1,527,151)
                                                                                   ---------------------------------
            Net increase (decrease) in net assets resulting from operations ...         7,232,091           (688,202)
                                                                                   ---------------------------------
====================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional .................................................           (74,952)           (92,936)
                Investor A ....................................................        (1,018,150)          (251,055)
                Investor B ....................................................          (147,832)           (46,379)
                Investor C ....................................................        (3,646,092)          (931,612)
            Realized gain -- net:
                Institutional .................................................                --             (1,452)
                Investor A ....................................................                --             (2,853)
                Investor B ....................................................                --               (631)
                Investor C ....................................................                --            (13,440)
                                                                                   ---------------------------------
            Net decrease in net assets resulting from dividends to shareholders        (4,887,026)        (1,340,358)
                                                                                   ---------------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from capital share transactions         84,282,710         90,560,266
                                                                                   ---------------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................        86,627,775         88,531,706
            Beginning of period ...............................................        88,556,706             25,000
                                                                                   ---------------------------------
            End of period* ....................................................    $  175,184,481     $   88,556,706
                                                                                   =================================
                * Undistributed investment income -- net ......................    $      301,464     $      158,709
                                                                                   =================================

+     Commencement of operations.

      See Notes to Financial Statements.


40               FDP SERIES, INC.                MAY 31, 2007

Financial Highlights                                               Institutional

                                                                            MFS Research                   Marsico Growth
                                                                       International FDP Fund                 FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     12.21        $     10.00       $     10.70     $     10.00
                                                                 ================================================================
            Investment income (loss) -- net** ...............            .16                .08               .02            (.04)
            Realized and unrealized gain -- net .............           2.76***            2.13***           1.63             .74
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.92               2.21              1.65             .70
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.11)                --                --              --
                Realized gain -- net ........................           (.39)                --                --              --
                                                                 ----------------------------------------------------------------
            Total distributions .............................           (.50)                --                --              --
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     14.63        $     12.21       $     12.35     $     10.70
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          24.62%             22.10%@           15.42%           7.00%@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           1.42%              1.89%*            1.17%           1.60%*
                                                                 ================================================================
            Expenses ........................................           1.42%              2.58%*            1.17%           1.90%*
                                                                 ================================================================
            Investment income (loss) -- net .................           1.22%               .79%*             .17%           (.43%)*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $     2,984        $     1,995       $     2,657     $     1,174
                                                                 ================================================================
            Portfolio turnover ..............................          69.90%             67.19%            44.30%          31.31%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of any sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  41

Financial Highlights (continued)                                   Institutional

                                                                          Van Kampen                      Franklin Templeton
                                                                        Value FDP Fund                  Total Return FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     10.50        $     10.00       $      9.63     $     10.00
                                                                 ================================================================
            Investment income -- net** ......................            .19                .12               .43             .30
            Realized and unrealized gain (loss) -- net ......           1.86                .43               .22            (.36)
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.05                .55               .65            (.06)
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.05)              (.05)             (.42)           (.31)
                Realized gain -- net ........................           (.05)                --@@              --              --@@
                                                                 ----------------------------------------------------------------
            Total distributions .............................           (.10)              (.05)             (.42)           (.31)
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     12.45        $     10.50       $      9.86     $      9.63
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          20.95%              5.56%@            6.97%           (.55%)@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           1.08%              1.58%*             .79%           1.28%*
                                                                 ================================================================
            Expenses ........................................           1.08%              1.81%*             .79%           1.47%*
                                                                 ================================================================
            Investment income -- net ........................           1.67%              1.31%*            4.37%           3.55%*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $     2,739        $     1,202       $     2,597     $       982
                                                                 ================================================================
            Portfolio turnover ..............................          26.02%             14.08%           252.98%         122.09%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of any sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


42               FDP SERIES, INC.                MAY 31, 2007

Financial Highlights (continued)                                      Investor A

                                                                            MFS Research                   Marsico Growth
                                                                       International FDP Fund                 FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     12.19        $     10.00       $     10.69     $     10.00
                                                                 ================================================================
            Investment income (loss) -- net** ...............            .12                .13              (.01)           (.04)
            Realized and unrealized gain -- net .............           2.75               2.06              1.62             .73
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.87               2.19              1.61             .69
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.10)                --                --              --
                Realized gain -- net ........................           (.37)                --                --              --
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.47)                --                --              --
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     14.59        $     12.19       $     12.30     $     10.69
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............                             21.90%@           15.06%           6.90%@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           1.67%              2.15%*            1.42%           1.72%*
                                                                 ================================================================
            Expenses ........................................           1.67%              2.65%*            1.42%           1.76%*
                                                                 ================================================================
            Investment income (loss) -- net .................            .92%              1.36%*            (.08%)          (.48%)*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $    30,747        $    15,321       $    26,181     $    12,910
                                                                 ================================================================
            Portfolio turnover ..............................          69.90%             67.19%            44.30%          31.31%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  43

Financial Highlights (continued)                                      Investor A

                                                                          Van Kampen                      Franklin Templeton
                                                                        Value FDP Fund                  Total Return FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     10.49        $     10.00       $      9.63     $     10.00
                                                                 ================================================================
            Investment income -- net** ......................            .16                .11               .40             .29
            Realized and unrealized gain (loss) -- net ......           1.87                .43               .23            (.39)
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.03                .54               .63            (.10)
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.04)              (.05)             (.40)           (.27)
                Realized gain -- net ........................           (.05)                --@@              --              --@@
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.09)              (.05)             (.40)           (.27)
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     12.43        $     10.49       $      9.86     $      9.63
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............                              5.40%@            6.71%           (.76%)@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           1.33%              1.69%*            1.04%           1.31%*
                                                                 ================================================================
            Expenses ........................................           1.33%              1.71%*            1.04%           1.32%*
                                                                 ================================================================
            Investment income -- net ........................           1.42%              1.26%*            4.12%           3.67%*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $    26,194        $    13,135       $    32,460     $    16,018
                                                                 ================================================================
            Portfolio turnover ..............................          26.02%             14.08%           252.98%         122.09%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


44               FDP SERIES, INC.                MAY 31, 2007

Financial Highlights (continued)                                      Investor B

                                                                            MFS Research                   Marsico Growth
                                                                       International FDP Fund                 FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     12.11        $     10.00       $     10.62     $     10.00
                                                                 ================================================================
            Investment income (loss) -- net** ...............             --@@              .04              (.10)           (.12)
            Realized and unrealized gain -- net .............           2.76***            2.07***           1.60             .74
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.76               2.11              1.50             .62
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.06)                --                --              --
                Realized gain -- net ........................           (.32)                --                --              --
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.38)                --                --              --
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     14.49        $     12.11       $     12.12     $     10.62
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          23.34%             21.10%@           14.12%           6.20%@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           2.46%              2.92%*            2.20%           2.52%*
                                                                 ================================================================
            Expenses ........................................           2.46%              3.42%*            2.20%           2.57%*
                                                                 ================================================================
            Investment income (loss) -- net .................           (.01%)              .43%*            (.87%)         (1.30%)*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $     5,708        $     4,169       $     4,772     $     3,362
                                                                 ================================================================
            Portfolio turnover ..............................          69.90%             67.19%            44.30%          31.31%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  45

Financial Highlights (continued)                                      Investor B

                                                                            Van Kampen                    Franklin Templeton
                                                                          Value FDP Fund                 Total Return FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     10.45        $     10.00       $      9.63     $     10.00
                                                                 ================================================================
            Investment income -- net** ......................            .07                .04               .35             .25
            Realized and unrealized gain (loss) -- net ......           1.91                .43               .22            (.39)
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           1.98                .47               .57            (.14)
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.02)              (.02)             (.34)           (.23)
                Realized gain -- net ........................           (.05)                --@@              --              --@@
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.07)              (.02)             (.34)           (.23)
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     12.36        $     10.45       $      9.86     $      9.63
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          19.67%              4.76%@            6.15%          (1.19%)@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           2.12%              2.49%*            1.57%           1.85%*
                                                                 ================================================================
            Expenses ........................................           2.12%              2.52%*            1.57%           1.86%*
                                                                 ================================================================
            Investment income -- net ........................            .63%               .45%*            3.59%           3.12%*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $     5,002        $     3,671       $     4,377     $     3,395
                                                                 ================================================================
            Portfolio turnover ..............................          26.02%             14.08%           252.98%         122.09%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


46               FDP SERIES, INC.                MAY 31, 2007

Financial Highlights (continued)                                      Investor C

                                                                            MFS Research                   Marsico Growth
                                                                       International FDP Fund                 FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     12.11        $     10.00       $     10.62     $     10.00
                                                                 ================================================================
            Investment income (loss) -- net** ...............            .02                .06              (.10)           (.11)
            Realized and unrealized gain -- net .............           2.74***            2.05***           1.61             .73
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           2.76               2.11              1.51             .62
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.07)                --                --              --
                Realized gain -- net ........................           (.32)                --                --              --
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.39)                --                --              --
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     14.48        $     12.11       $     12.13     $     10.62
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          23.39%             21.10%@           14.22%           6.20%@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           2.44%              2.92%*            2.19%           2.51%*
                                                                 ================================================================
            Expenses ........................................           2.44%              3.41%*            2.19%           2.55%*
                                                                 ================================================================
            Investment income (loss) -- net .................             18%               .57%*            (.85%)         (1.27%)*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $   135,866        $    65,729       $   114,454     $    54,566
                                                                 ================================================================
            Portfolio turnover ..............................          69.90%             67.19%            44.30%          31.31%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                FDP SERIES, INC.                MAY 31, 2007                  47

Financial Highlights (concluded)                                      Investor C

                                                                            Van Kampen                    Franklin Templeton
                                                                          Value FDP Fund                 Total Return FDP Fund
                                                                 -------------------------------     ----------------------------
                                                                     For the          For the         For the          For the
                                                                      Year            Period           Year            Period
                                                                      Ended       July 27, 2005+       Ended       July 27, 2005+
The following per share data and ratios have been derived            May 31,        to May 31,        May 31,        to May 31,
from information provided in the financial statements.                2007             2006            2007             2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $     10.45        $     10.00       $      9.63     $     10.00
                                                                 ================================================================
            Investment income -- net** ......................            .07                .04               .35             .25
            Realized and unrealized gain (loss) -- net ......           1.90                .44               .22            (.40)
                                                                 ----------------------------------------------------------------
            Total from investment operations ................           1.97                .48               .57            (.15)
                                                                 ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ....................           (.02)              (.03)             (.34)           (.22)
                Realized gain -- net ........................           (.05)                --@@              --              --@@
                                                                 ----------------------------------------------------------------
            Total dividends and distributions ...............           (.07)              (.03)             (.34)           (.22)
                                                                 ----------------------------------------------------------------
            Net asset value, end of period ..................    $     12.35        $     10.45       $      9.86     $      9.63
                                                                 ================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..............          19.67%              4.78%@            6.10%          (1.23%)@
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .........................           2.11%              2.47%*            1.62%           1.90%*
                                                                 ================================================================
            Expenses ........................................           2.11%              2.50%*            1.62%           1.91%*
                                                                 ================================================================
            Investment income -- net ........................            .65%               .48%*            3.54%           3.07%*
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $   115,710        $    56,102       $   135,750     $    68,162
                                                                 ================================================================
            Portfolio turnover ..............................          26.02%             14.08%           252.98%         122.09%
                                                                 ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


48               FDP SERIES, INC.                MAY 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually, a "Fund") each is a series of FDP Series, Inc. (the "Corporation"). The Corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund is organized as a diversified, open-end investment company. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each of the Funds offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Corporation.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation.

Equity securities held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued


                FDP SERIES, INC.                MAY 31, 2007                  49
at their fair value as determined in good faith by the Corporation's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are OTC Contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- Each Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- Each Fund may write and purchase covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments


50               FDP SERIES, INC.                MAY 31, 2007
include the effects of foreign exchange rates on investments. The Funds may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Offering costs -- Prepaid offering costs are amortized over a 12-month period beginning with the commencement of operations of each Fund.

(g) Dividends and distributions -- For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose


                FDP SERIES, INC.                MAY 31, 2007                  51
to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

MFS Research International FDP Fund

Accordingly, during the current year, $238,283 has been reclassified between undistributed net realized capital gains and undistributed net investment income, and $20,092 has been reclassified between paid-in capital in excess of par and undistributed net investment income, as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transactions and nondeductible expenses.

Marsico Growth FDP Fund

Accordingly, during the current year, $761,724 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $29 has been reclassified between accumulated net investment loss and accumulated realized capital losses as a result of permanent differences attributable to net operating losses, nondeductible expenses and foreign currency transactions.

Van Kampen Value FDP Fund

Accordingly, during the current year, $20,092 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of a permanent difference attributable to nondeductible expenses.

Franklin Templeton Total Return FDP Fund

Accordingly, during the current year, $160,110 has been reclassified between undistributed net realized capital gains and undistributed net investment income and $20,092 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, accounting for paydowns, swap agreements, amortization methods on fixed income securities, and nondeductible expenses.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of each of the Funds approved a new Investment Advisory Agreement with the Manager. The Manager was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, the Manager receives, at the end of each month, a fee with respect to each Fund at the annual rates set forth below, which are based upon the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                         Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............................       .90%
Marsico Growth FDP Fund ..........................................       .80%
Van Kampen Value FDP Fund ........................................       .70%
Franklin Templeton Total Return FDP Fund .........................       .40%
--------------------------------------------------------------------------------

On August 31, 2006, shareholders of each Fund approved a new sub-advisory agreement between the Manager and each Fund's sub-adviser. These same sub-advisers served as sub-advisers prior to September 29, 2006. The new Sub-Advisory Agreement for each Fund became effective on


52               FDP SERIES, INC.                MAY 31, 2007

September 29, 2006. Pursuant to the Sub-Advisory Agreements, the Manager will pay each sub-advisor a fee out of the Manager's management fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                        Sub-
                                                                      Advisory
                                Sub-Adviser                             Fee
--------------------------------------------------------------------------------
MFS Research                    Massachusetts Financial
International FDP Fund          Services Company                        .45%
--------------------------------------------------------------------------------
Marsico Growth                  Marsico Capital
FDP Fund                        Management LLC                          .40%
--------------------------------------------------------------------------------
Van Kampen Value                Van Kampen Asset
FDP Fund                        Management                              .35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund                 Franklin Advisers, Inc.                 .25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.

The Manager has agreed to voluntarily waive a portion of its fees so that each class of shares of each Fund's total annual operating expenses (excluding distribution and/or service fees) will not exceed 1.95%. For the year ended May 31, 2007, the Manager waived expenses as follows:

--------------------------------------------------------------------------------
                                                Investment
                                                 Advisory               Waived
                                                Fee Earned              Amount
--------------------------------------------------------------------------------
MFS Research International FDP Fund             $1,164,516              $338
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                  Service Fees
--------------------------------------------------------------------------------
                          MFS                                  Franklin
                        Research      Marsico    Van Kampen   Templeton
                      International   Growth       Value     Total Return
                        FDP Fund     FDP Fund     FDP Fund     FDP Fund
--------------------------------------------------------------------------------
Investor A ..........     .25%         .25%         .25%         .25%
Investor B ..........     .25%         .25%         .25%         .25%
Investor C ..........     .25%         .25%         .25%         .25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Distribution Fees
--------------------------------------------------------------------------------
                          MFS                                  Franklin
                        Research      Marsico    Van Kampen   Templeton
                      International   Growth       Value     Total Return
                        FDP Fund     FDP Fund     FDP Fund     FDP Fund
--------------------------------------------------------------------------------
Investor B ..........     .75%         .75%         .75%         .50%
Investor C ..........     .75%         .75%         .75%         .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B and Investor C shareholders.

For the year ended May 31, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                           MFS                                      Franklin
                         Research        Marsico      Van Kampen    Templeton
                       International     Growth         Value      Total Return
                         FDP Fund       FDP Fund       FDP Fund      FDP Fund
--------------------------------------------------------------------------------
Investor A
        Shares:
FAMD ...............    $ 22,587        $ 19,472        $ 19,369      $ 31,047
MLPF&S .............    $281,434        $248,129        $242,995      $353,323

--------------------------------------------------------------------------------
For the year ended May 31, 2007, MLPF&S received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                     Investor B      Investor C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............     $ 6,082        $37,959
Marsico Growth FDP Fund ..........................     $ 5,871        $33,229
Van Kampen Value FDP Fund ........................     $ 5,143        $32,770
Franklin Templeton Total Return
FDP Fund .........................................     $ 6,014        $41,280

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............................        $400
Marsico Growth FDP Fund ........................................        $959
Van Kampen Value FDP Fund ......................................        $934
Franklin Templeton Total Return FDP Fund .......................        $287

--------------------------------------------------------------------------------
The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September


                FDP SERIES, INC.                MAY 31, 2007                  53

29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM and MLIM, LLC was the Funds' securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by each Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $1,125 and $6,930 in commissions on the execution of portfolio security transactions for the Marsico Growth FDP Fund and the Van Kampen Value FDP Fund, respectively, for the year ended May 31, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Funds' transfer agent. Prior to September 29, 2006, the Funds' transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended May 31, 2007, each Fund reimbursed the Manager and/or FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                             For the Period      For the Period
                                             June 1, 2006        September 29,
                                             to September 29,        2006
                                                  2006           to May 31, 2007
                                             Reimbursement       Reimbursement
                                                 to FAM          to the Manager
--------------------------------------------------------------------------------
MFS Research International
FDP Fund .............................       $      691          $      1,994
Marsico Growth FDP Fund ..............       $      499          $      1,767
Van Kampen Value FDP Fund ............       $      552          $      1,705
Franklin Templeton Total Return
FDP Fund .............................       $      606          $      2,156
--------------------------------------------------------------------------------
Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of FAM, PSI, FAMD, FDS, MLIM, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended May 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                        Purchases             Sales
--------------------------------------------------------------------------------
MFS Research International
FDP Fund ......................        $147,503,964        $ 88,935,760
Marsico Growth FDP Fund .......        $100,493,659        $ 44,118,091
Van Kampen Value FDP Fund .....        $ 76,748,988        $ 26,243,212
Franklin Templeton Total Return
FDP Fund ......................        $452,226,260        $360,284,455
--------------------------------------------------------------------------------

4. Capital Share Transactions:

MFS Research International FDP Fund

Net increase in net assets derived from capital share transactions was $62,529,570 and $80,000,146 for the year ended May 31, 2007 and the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
MFS Research International FDP Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              122,482           $ 1,600,478
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                5,162                64,897
                                        ----------------------------------------
Total issued .......................              127,644             1,665,475
Shares redeemed ....................              (87,053)           (1,068,752)
                                        ----------------------------------------
Net increase .......................               40,591           $   596,723
                                        ========================================

--------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..................                    333,837           $ 3,507,905
Shares redeemed ..............                   (171,151)           (2,084,775)
                                        ----------------------------------------
Net increase .................                    162,686           $ 1,423,130
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,131,645          $ 14,608,381
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               55,717               698,808
Automatic conversion of shares .....                8,722               105,094
                                        ----------------------------------------
Total issued .......................            1,196,084            15,412,283
Shares redeemed ....................             (346,254)           (4,564,089)
                                        ----------------------------------------
Net increase .......................              849,830          $ 10,848,194
                                        ========================================

--------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,352,853          $ 15,208,335
Automatic conversion of shares .....               16,221               193,209
                                        ----------------------------------------
Total issued .......................            1,369,074            15,401,544
Shares redeemed ....................             (112,589)           (1,320,955)
                                        ----------------------------------------
Net increase .......................            1,256,485          $ 14,080,589
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.


54               FDP SERIES, INC.                MAY 31, 2007

--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              169,762          $ 2,134,267
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               11,148              138,035
                                        ----------------------------------------
Total issued .......................              180,910            2,272,302
                                        ----------------------------------------
Automatic conversion of shares .....               (8,782)            (105,094)
Shares redeemed ....................             (122,400)          (1,582,977)
                                        ----------------------------------------
Total redeemed .....................             (131,182)          (1,688,071)
                                        ----------------------------------------
Net increase .......................               49,728          $   584,231
                                        ========================================

--------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              385,462          $ 4,281,654
                                        ----------------------------------------
Automatic conversion of shares .....              (16,287)            (193,209)
Shares redeemed ....................              (25,686)            (298,866)
                                        ----------------------------------------
Total redeemed .....................              (41,973)            (492,075)
                                        ----------------------------------------
Net increase .......................              343,489          $ 3,789,579
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            5,034,243          $ 64,701,410
Shares issued resulting from
  reinvestment of dividends
  and distributions ................              198,552             2,461,420
                                        ----------------------------------------
Total issued .......................            5,232,795            67,162,830
Shares redeemed ....................           (1,274,469)          (16,662,408)
                                        ----------------------------------------
Net increase .......................            3,958,326          $ 50,500,422
                                        ========================================

--------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            5,802,799          $ 65,151,576
Shares redeemed ....................             (376,655)           (4,444,728)
                                        ----------------------------------------
Net increase .......................            5,426,144          $ 60,706,848
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

Marsico Growth FDP Fund

Net increase in net assets derived from capital share transactions was $59,837,834 and $71,213,992 for the year ended May 31, 2007 and the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Marsico Growth FDP Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              134,685          $  1,526,340
Shares redeemed ....................              (29,175)             (330,385)
                                        ----------------------------------------
Net increase .......................              105,510          $  1,195,955
                                        ========================================

--------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              322,503          $  3,296,816
Shares redeemed ....................             (213,428)           (2,366,886)
                                        ----------------------------------------
Net increase .......................              109,075          $    929,930
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,194,236          $ 13,380,504
Automatic conversion of shares .....                7,883                81,591
                                        ----------------------------------------
Total issued .......................            1,202,119            13,462,095
Shares redeemed ....................             (281,270)           (3,215,476)
                                        ----------------------------------------
Net increase .......................              920,849          $ 10,246,619
                                        ========================================

--------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,277,950          $ 13,565,020
Automatic conversion of shares .....               13,343               146,337
                                        ----------------------------------------
Total issued .......................            1,291,293            13,711,357
Shares redeemed ....................              (83,822)             (901,010)
                                        ----------------------------------------
Net increase .......................            1,207,471          $ 12,810,347
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              179,947          $  1,959,762
                                        ----------------------------------------
Automatic conversion of shares .....               (7,945)              (81,591)
Shares redeemed ....................              (94,975)           (1,061,969)
                                        ----------------------------------------
Total redeemed .....................             (102,920)           (1,143,560)
                                        ----------------------------------------
Net increase .......................               77,027          $    816,202
                                        ========================================

--------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              342,001          $  3,585,289
                                        ----------------------------------------
Automatic conversion of shares .....              (13,401)             (146,337)
Shares redeemed ....................              (12,647)             (134,681)
                                        ----------------------------------------
Total redeemed .....................              (26,048)             (281,018)
                                        ----------------------------------------
Net increase .......................              315,953          $  3,304,271
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.


                FDP SERIES, INC.                MAY 31, 2007                  55

--------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            5,240,625          $ 58,200,560
Shares redeemed ....................             (940,079)          (10,621,502)
                                        ----------------------------------------
Net increase .......................            4,300,546          $ 47,579,058
                                        ========================================

--------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            5,398,293          $ 56,955,213
Shares redeemed ....................             (260,533)           (2,785,769)
                                        ----------------------------------------
Net increase .......................            5,137,760          $ 54,169,444
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Van Kampen Value FDP Fund

Net increase in net assets derived from capital share transactions was $55,889,410 and $71,980,550 for the year ended May 31, 2007 and the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Van Kampen Value FDP Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              135,823          $  1,539,887
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                2,876                31,656
                                        ----------------------------------------
Total issued .......................              138,699             1,571,543
Shares redeemed ....................              (33,091)             (375,449)
                                        ----------------------------------------
Net increase .......................              105,608          $  1,196,094
                                        ========================================

--------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              328,054          $  3,305,623
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                1,301                13,182
                                        ----------------------------------------
Total issued .......................              329,355             3,318,805
Shares redeemed ....................             (215,539)           (2,257,184)
                                        ----------------------------------------
Net increase .......................              113,816          $  1,061,621
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,127,612          $ 12,646,889
Automatic conversion of shares .....               13,199               138,457
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               27,678               303,677
                                        ----------------------------------------
Total issued .......................            1,168,489            13,089,023
Shares redeemed ....................             (312,591)           (3,552,028)
                                        ----------------------------------------
Net increase .......................              855,898          $  9,536,995
                                        ========================================

--------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,305,920          $ 13,332,693
Automatic conversion of shares .....               23,636               244,503
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                2,210                22,390
                                        ----------------------------------------
Total issued .......................            1,331,766            13,599,586
Shares redeemed ....................              (80,658)             (831,360)
                                        ----------------------------------------
Net increase .......................            1,251,108          $ 12,768,226
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              166,483          $  1,833,829
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                4,237                46,004
                                        ----------------------------------------
Total issued .......................              170,720             1,879,833
                                        ----------------------------------------
Automatic conversion of shares .....              (13,269)             (138,457)
Shares redeemed ....................             (104,024)           (1,170,667)
                                        ----------------------------------------
Total redeemed .....................             (117,293)           (1,309,124)
                                        ----------------------------------------
Net increase .......................               53,427          $    570,709
                                        ========================================

--------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              388,442          $  3,937,741
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                  404                 4,095
                                        ----------------------------------------
Total issued .......................              388,846             3,941,836
                                        ----------------------------------------
Automatic conversion of shares .....              (23,698)             (244,503)
Shares redeemed ....................              (14,427)             (147,014)
                                        ----------------------------------------
Total redeemed .....................              (38,125)             (391,517)
                                        ----------------------------------------
Net increase .......................              350,721          $  3,550,319
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            4,983,356          $ 55,715,772
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               81,798               890,142
                                        ----------------------------------------
Total issued .......................            5,065,154            56,605,914
Shares redeemed ....................           (1,062,660)          (12,020,302)
                                        ----------------------------------------
Net increase .......................            4,002,494          $ 44,585,612
                                        ========================================

--------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            5,609,187          $ 57,065,091
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                5,690                57,588
                                        ----------------------------------------
Total issued .......................            5,614,877            57,122,679
Shares redeemed ....................             (244,995)           (2,522,295)
                                        ----------------------------------------
Net increase .......................            5,369,882          $ 54,600,384
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.


56               FDP SERIES, INC.                MAY 31, 2007

Franklin Templeton Total Return FDP Fund

Net increase in net assets derived from capital share transactions was $84,282,710 and $90,560,266 for the year ended May 31, 2007 and the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              182,552          $  1,796,992
Shares issued resulting from
  reinvestment of dividends ........                7,311                72,138
                                        ----------------------------------------
Total issued .......................              189,863             1,869,130
Shares redeemed ....................              (28,367)             (278,882)
                                        ----------------------------------------
Net increase .......................              161,496          $  1,590,248
                                        ========================================

--------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              403,419          $  4,018,028
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                9,289                91,471
                                        ----------------------------------------
Total issued .......................              412,708             4,109,499
Shares redeemed ....................             (311,355)           (3,028,546)
                                        ----------------------------------------
Net increase .......................              101,353          $  1,080,953
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,914,096          $ 18,825,267
Automatic conversion of shares .....                  670                 6,503
Shares issued resulting from
  reinvestment of dividends ........               93,930               926,302
                                        ----------------------------------------
Total issued .......................            2,008,696            19,758,072
Shares redeemed ....................             (379,755)           (3,745,345)
                                        ----------------------------------------
Net increase .......................            1,628,941          $ 16,012,727
                                        ========================================

--------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,751,159          $ 17,233,532
Automatic conversion of shares .....                  131                 1,280
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               21,886               214,024
                                        ----------------------------------------
Total issued .......................            1,773,176            17,448,836
Shares redeemed ....................             (111,030)           (1,091,361)
                                        ----------------------------------------
Net increase .......................            1,662,146          $ 16,357,475
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              151,003          $  1,479,622
Shares issued resulting from
  reinvestment of dividends ........               13,705               135,003
                                        ----------------------------------------
Total issued .......................              164,708             1,614,625
                                        ----------------------------------------
Shares redeemed ....................              (72,636)             (714,197)
Automatic conversion of shares .....                 (670)               (6,503)
                                        ----------------------------------------
Total redeemed .....................              (73,306)             (720,700)
                                        ----------------------------------------
Net increase .......................               91,402          $    893,925
                                        ========================================

--------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              365,647          $  3,600,056
Shares issued resulting from
  reinvestment of dividends
  and distributions ................                4,043                39,541
                                        ----------------------------------------
Total issued .......................              369,690             3,639,597
                                        ----------------------------------------
Shares redeemed ....................              (17,724)             (174,174)
Automatic conversion of shares .....                 (131)               (1,280)
                                        ----------------------------------------
Total redeemed .....................              (17,855)             (175,454)
                                        ----------------------------------------
Net increase .......................              351,835          $  3,464,143
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended May 31, 2007                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            7,689,235          $ 75,622,749
Shares issued resulting from
  reinvestment of dividends ........              340,367             3,356,217
                                        ----------------------------------------
Total issued .......................            8,029,602            78,978,966
Shares redeemed ....................           (1,339,333)          (13,193,156)
                                        ----------------------------------------
Net increase .......................            6,690,269          $ 65,785,810
                                        ========================================

--------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            7,350,039          $ 72,342,049
Shares issued resulting from
  reinvestment of dividends
  and distributions ................               82,638               808,387
                                        ----------------------------------------
Total issued .......................            7,432,677            73,150,436
Shares redeemed ....................             (357,367)           (3,492,741)
                                        ----------------------------------------
Net increase .......................            7,075,310          $ 69,657,695
                                        ========================================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

7. Commitments:

At May 31, 2007, the MFS Research International FDP Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $148,000 and $482,000, respectively.

8. Short-Term Borrowings:

Effective November 22, 2006, the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit


                FDP SERIES, INC.                MAY 31, 2007                  57
agreement with a group of lenders. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Corporation pays a commitment fee of .06% per annum based on the Corporation's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Corporation did not borrow under the credit agreement during the year ended May 31, 2007.

9. Distributions to Shareholders:

MFS Research International FDP Fund

The tax character of distributions paid during the year ended May 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                       5/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .............................................     $  3,373,895
  Net long term capital gains .................................     $    174,289
                                                                    ------------
Total taxable distributions ...................................     $  3,548,184
                                                                    ============

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................    $  6,149,081
Undistributed long-term capital gains -- net ................       3,055,589
                                                                 ------------
Total undistributed earnings -- net .........................       9,204,670
Capital loss carryforward ...................................              --
Unrealized gains -- net .....................................      23,684,354*
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 32,889,024
                                                                 ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

Marsico Growth FDP Fund

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................              --
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................              --
Capital loss carryforward ...................................    $   (800,231)*
Unrealized gains -- net .....................................      18,745,014**
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 17,944,783
                                                                 ============

* On May 31, 2007, the Fund had a net capital loss carryforward of $800,231, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency and capital losses for tax purposes.

Van Kampen Value FDP Fund

The tax character of distributions paid during the year ended May 31, 2007 and the period ended May 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       5/31/2007       5/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
        Ordinary income                                $1,344,126      $103,611
                                                       ------------------------
Total taxable distributions                            $1,344,126      $103,611
                                                       ========================

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $  1,574,398
                                                                   ------------
Undistributed long-term capital gains -- net ..................         774,824
Total undistributed earnings -- net ...........................       2,349,222
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................      19,544,078*
                                                                   ------------
Total accumulated earnings -- net .............................    $ 21,893,300
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

Franklin Templeton Total Return FDP Fund

The tax character of distributions paid during the year ended May 31, 2007 and the period ended May 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      5/31/2007       5/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
        Ordinary income                               $4,887,026      $1,340,358
                                                      --------------------------
Total taxable distributions                           $4,887,026      $1,340,358
                                                      ==========================

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income -- net ..........................   $    624,184
                                                                  ------------
Undistributed long-term capital gains -- net ..................             --
Total undistributed earnings -- net ...........................        624,184
Capital loss carryforward .....................................             --
Unrealized losses -- net ......................................       (165,551)*
                                                                  ------------
Total accumulated earnings -- net .............................   $    458,633
                                                                  ============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


58               FDP SERIES, INC.                MAY 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including schedules of investments, of FDP Series, Inc. (the "Corporation") comprising MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, as of May 31, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The respective financial statements and financial highlights of the Corporation as of, and for the period ended May 31, 2006, were audited by other auditors whose report, dated July 19, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting FDP Series, Inc. as of May 31, 2007, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

July 20, 2007

Change in Funds' Independent Registered Public Accounting Firm (Unaudited)

On August 28, 2006 Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of FDP Series, Inc. (the "Funds") because it was determined that E&Y is not independent of BlackRock, Inc. and the Funds.

E&Y's reports on the financial statements of the Funds for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Funds' Board of Directors approved the engagement of Deloitte & Touche llp as the Funds' Independent Registered Public Accounting Firm for the fiscal year ended May 31, 2007.


                FDP SERIES, INC.                MAY 31, 2007                  59

Officers and Directors

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      122 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,       168 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2005 to  Professor of Finance and Economics at the Columbia  17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;  24 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 66                              Chairman of Wave Hill, Inc., from 1990 to 2006;
                                                 Trustee of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2005 to  Chief Financial Officer of JPMorgan & Co., Inc.     17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in    24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2005 to  Deputy Dean for Academic Affairs, Harvard Business  17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group,          24 Portfolios
            08543-9095                           Professor of Finance, Harvard Business School;
            Age: 55                              Unit Head, Finance in 2005 to 2006; Senior
                                                 Associate Dean and Chairman of the MBA Program of
                                                 Harvard Business School, 1999 to 2005, Member of
                                                 the faculty of Harvard Business School since 1981.
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2005 to  Partner of Robards & Company LLC, a financial       17 Funds        AtriCure, Inc.
Robards***  Princeton, NJ               present  advisory firm since 1987; formerly an investment    24 Portfolios   (medical
            08543-9095                           banker with Morgan Stanley for more than ten                        devices)
            Age: 57                              years; Director of Enable Medical Corp. from 1996
                                                 to 2005; Director of AtriCure, Inc., since 2000;
                                                 Director of the Cooke Center for Learning and
                                                 Development, a not-for-profit organization, since
                                                 1987.
------------------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.


60               FDP SERIES, INC.                MAY 31, 2007

Officers and Directors (concluded)




                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
Burke       Princeton, NJ  President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
            08543-9011     and                      in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
            Age: 46        Treasurer                thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
            08543-9011     Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
            Age: 42                                 from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to     Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
Pellegrino  Princeton, NJ               present     2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
            08543-9011                              MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
            Age: 47                                 Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Funds serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


                FDP SERIES, INC.                MAY 31, 2007                  61

BlackRock Funds (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Corporation's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


62               FDP SERIES, INC.                MAY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


                FDP SERIES, INC.                MAY 31, 2007                  63

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDP Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                      #FDPS-5/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           MFS Research International FDP Fund

           (a) Audit Fees -         Fiscal Year Ending May 31, 2007 - $32,000
                                    Fiscal Year Ending May 31, 2006 - $34,750

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

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           (c) Tax Fees -           Fiscal Year Ending May 31, 2007 - $6,100
                                    Fiscal Year Ending May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           Marsico Growth FDP Fund

           (a) Audit Fees -         Fiscal Year Ending May 31, 2007 - $32,000
                                    Fiscal Year Ending May 31, 2006 - $34,750

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2007 - $6,100
                                    Fiscal Year Ending May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           Van Kampen Value FDP Fund

           (a) Audit Fees -         Fiscal Year Ending May 31, 2007 - $32,000
                                    Fiscal Year Ending May 31, 2006 - $34,750

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2007 - $6,100
                                    Fiscal Year Ending May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           Franklin Templeton Total Return FDP Fund

           (a) Audit Fees -         Fiscal Year Ending May 31, 2007 - $32,000
                                    Fiscal Year Ending May 31, 2006 - $34,750

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2007 - $6,100
                                    Fiscal Year Ending May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2007 - $0
                                    Fiscal Year Ending May 31, 2006 - $0

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           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) MFS Research International FDP Fund

               Fiscal Year Ended May 31, 2007 - $2,985,417
               Fiscal Year Ended May 31, 2006 - $3,124,717

               Marsico Growth FDP Fund

               Fiscal Year Ended May 31, 2007 - $2,985,417
               Fiscal Year Ended May 31, 2006 - $3,124,717

               Van Kampen Value FDP Fund

               Fiscal Year Ended May 31, 2007 - $2,985,417
               Fiscal Year Ended May 31, 2006 - $3,124,717

               Franklin Templeton Total Return FDP Fund

               Fiscal Year Ended May 31, 2007 - $2,985,417
               Fiscal Year Ended May 31, 2006 - $3,124,717

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

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Item 6 -   Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

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12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FDP Series, Inc.

Date: July 24, 2007